Massachusetts Mutual Life Insurance Company

Massachusetts Mutual Variable Annuity Separate Account 4

MassMutual EvolutionSM Variable Annuity

This prospectus describes an individual or group deferred variable annuity contract offered by Massachusetts Mutual Life Insurance Company. It provides for accumulation of contract value and annuity payments on a fixed and variable basis. Certain features of this contract involve payment of a credit. If you elect any of these features, your contract expenses may be higher with the feature, than without them. The amount of any credits may be more than offset by the charges for your elected features.

You, the contract owner, have a number of investment choices in this contract. These investment choices include three fixed account choices as well as the following forty-three funds which are offered through our separate account, Massachusetts Mutual Variable Annuity Separate Account 4.

American Century® Variable Portfolios, Inc.

•	American Century VP Income & Growth Fund
•	American Century VP Value Fund

American Funds Insurance Series®

•	American Funds® Asset Allocation Fund (Class 2)
•	American Funds® Growth-Income Fund (Class 2)

Calvert Variable Series, Inc.

•	Calvert Social Balanced Portfolio

Fidelity® Variable Insurance Products Fund

•	VIP Contrafund® Portfolio (Initial Class)
•	VIP Growth Portfolio (Service Class)

Franklin Templeton Variable Insurance Products Trust

•	Franklin Small Cap Value Securities Fund (Class 2)
•	Templeton Foreign Securities Fund (Class 2)

INVESCO Variable Investment Funds, Inc.

•	INVESCO VIF – Financial Services Fund
•	INVESCO VIF – Health Sciences Fund
•	INVESCO VIF – Technology Fund

Janus Aspen Series

•	Janus Aspen Balanced Portfolio (Service)
•	Janus Aspen Capital Appreciation Portfolio (Service)
•	Janus Aspen Worldwide Growth Portfolio (Service)

MFS® Variable Insurance TrustSM

•	MFS® Investors Trust Series
•	MFS® New Discovery Series

MML Series Investment Fund

•	MML Blend Fund
•	MML Emerging Growth Fund
•	MML Enhanced Index Core Equity Fund
•	MML Equity Fund
•	MML Equity Index Fund (Class I)
•	MML Growth Equity Fund
•	MML Inflation-Protected Bond Fund
•	MML Large Cap Value Fund
•	MML Managed Bond Fund
•	MML OTC 100 Fund
•	MML Small Cap Equity Fund
•	MML Small Cap Growth Equity Fund
•	MML Small Company Opportunities Fund

Oppenheimer Variable Account Funds

•	Oppenheimer Aggressive Growth Fund/VA
•	Oppenheimer Capital Appreciation Fund/VA
•	Oppenheimer Global Securities Fund/VA
•	Oppenheimer High Income Fund/VA
•	Oppenheimer Main Street Fund®/VA
•	Oppenheimer Money Fund/VA
•	Oppenheimer Multiple Strategies Fund/VA
•	Oppenheimer Strategic Bond Fund/VA

Panorama Series Fund, Inc.

•	Oppenheimer International Growth Fund/VA

Scudder Investment VIT Funds

•	Scudder VIT EAFE® Equity Index Fund
•	Scudder VIT Small Cap Index Fund

T. Rowe Price Equity Series, Inc.

•	T. Rowe Price Blue Chip Growth Portfolio
•	T. Rowe Price Equity Income Portfolio

Please read this prospectus before investing. You should keep it for future reference. It contains important information about the contract.

To learn more about the contract, you can obtain a copy of the Statement of Additional Information (SAI), dated February 18, 2004. We filed the SAI with the Securities and Exchange Commission (SEC) and it is legally a part of this prospectus. The SEC maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on page 48 of this prospectus. For a free copy of the SAI, or for general inquiries, call our Annuity Service Center at (800) 366-8226 or write to: MassMutual Financial Group, Annuity Service Center HUB, P.O. Box 9067, Springfield, MA 01102-9067.

The contract:

•	is not a bank or credit union deposit or obligation.
•	is not FDIC or NCUA insured.
•	is not insured by any federal government agency.
•	is not guaranteed by any bank or credit union.
•	may go down in value.

The SEC has not approved the contract or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

February 18, 2004.

Index of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page

Accumulation Phase	10

Accumulation Unit	21

Age	11

Annuitant	11

Annuity Date	32

Annuity Options	33

Annuity Payments	32

Annuity Service Center	1

Annuity Unit Value	33

Contract Anniversary	35

Free Withdrawals	30

Income Phase	32

Non-Qualified	42

Purchase Payment	12

Qualified	42

Separate Account	14

Tax Deferral	10

Index of Special Terms

Highlights

The Prospectus and the Contract. This prospectus describes general provisions of the contract, but is not intended to address all details of the contract. Where the prospectus and contract differ, the contract will control. You should read your contract for more information about its terms and conditions. Your contract may include state specific requirements which are not described in this prospectus. You may review a copy of the contract upon request.

Free Look

You have a right to examine your contract. If you change your mind about owning your contract, you can cancel it within 10 days after receiving it. However, this time period may vary by state. When you cancel the contract within this time period, we will not assess a contingent deferred sales charge. You will receive back your contract value as of the business day we receive your contract and your written request at our Annuity Service Center. If you purchase this contract as an IRA or your state requires it, we will return the greater of your purchase payments less any withdrawals you took, or the contract value. For contracts issued in New York, you will receive your contract value plus any previously deducted charges.

Contingent Deferred Sales Charge

We do not deduct a sales charge when we receive a purchase payment from you. However, we may assess a contingent deferred sales charge if you withdraw any part of your contract value or apply your contract value to an annuity option. The amount of the contingent deferred sales charge depends on the amount you withdraw or apply to an annuity option and the length of time between when we issued your contract and when you make a withdrawal or apply a portion or all of your contract value to an annuity option. The contingent deferred sales charge ranges from 7% to 0%.

Federal Income Tax Penalty

If you withdraw any of the contract value from your non-qualified contract, a 10% federal income tax penalty may be applied to the amount of the withdrawal that is includible in your gross income for tax purposes. Some withdrawals may be exempt from the penalty tax. They include any amounts:

•	paid on or after you reach age 59 1/2;

•	paid to your beneficiary after you die;

•	paid if you become totally disabled as that term is defined in the Internal Revenue Code;

•	paid in a series of substantially equal periodic payments made annually or more frequently, for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;

•	paid under an immediate annuity; or

•	which come from purchase payments made before August 14, 1982.

The Internal Revenue Code (the Code) treats any withdrawals (1) allocable to purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and (2) from an annuity contract entered into after August 13, 1982, as first coming from earnings and then from your purchase payments. Separate tax penalties and restrictions apply to withdrawals under qualified contracts. Please refer to the Taxes section of this prospectus for more information.

Highlights

Table Of Fees And Expenses

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

I.  The first table describes the fees and expenses that you will pay at the time that you transfer the value between investment choices, or surrender the contract. We do not deduct a sales charge when we receive a purchase payment, but we may assess a contingent deferred sales charge as noted below. Premium taxes may also be deducted, but are not reflected below.

Contract Owner Transaction Expenses

Transfer Fee	Current	Maximum

During the Accumulation Phase	12 free transfers per calendar year, thereafter, $20 per transfer.[1]	12 free transfers per calendar year, thereafter, $20 per transfer.[1]

[1]	Currently, any transfers you make by using our automated voice response system or the internet (subject to availability) as well as any transfers made as part of the Asset Allocation Program, the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, the DCA Fixed Accounts or the Automatic Rebalancing Program are not subject to the assessment of a transfer fee, and therefore, do not count toward your 12 free transfers every calendar year.

Contingent Deferred Sales Charge	Current	Maximum

(as a percentage of amount withdrawn or applied to an annuity option)	0%-7%[2]	7%[2]

[2]Contingent Deferred Sales Charge Schedule
Contract year when withdrawal is made or when contract value is applied to an annuity option	1	2	3	4	5	6 and later
Percentage	7%	6%	6%	4%	3%	0%

II.  The next table describes fees and expenses you will pay periodically during the time you own the contract, not including fees and expenses deducted by the funds you select.

	Current	Maximum

Annual Contract Maintenance Charge	$40	$60

Table Of Fees And Expenses

Separate Account Annual Expenses

(as a percentage of average account value in the separate account)

	Current

Elected Feature(s)	Basic Death Benefit[3]	Basic Death Benefit & GMAB[3,5]	Basic Death Benefit & GMIB[3,4]	Annual Ratchet Death Benefit	Annual Ratchet Death Benefit & GMAB[5]	Annual Ratchet Death Benefit & GMIB[4]

Mortality and Expense Risk Charge	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%

Administrative Charge	0.15%	0.15%	0.15%	0.15%	0.15%	0.15%

Death Benefit Charge	0%	0%	0%	0.50%	0.50%	0.50%

GMAB[5] or GMIB[4] Charge	N/A	0.40%	0.65%	N/A	0.40%	0.65%

Total Separate Account Charges	1.65%	2.05%	2.30%	2.15%	2.55%	2.80%

	Maximum

Elected Feature(s)	Basic Death Benefit[3]	Basic Death Benefit & GMAB[3,5]	Basic Death Benefit & GMIB[3,4]	Annual Ratchet Death Benefit	Annual Ratchet Death Benefit & GMAB[5]	Annual Ratchet Death Benefit & GMIB[4]

Mortality and Expense Risk Charge	1.75%	1.75%	1.75%	1.75%	1.75%	1.75%

Administrative Charge	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%

Death Benefit Charge	0%	0%	0%	0.90%	0.90%	0.90%

GMAB[5] or GMIB[4] charge[6]	N/A	1.00%	1.25%	N/A	1.00%	1.25%

Total Separate Account Charges	2.00%	3.00%	3.25%	2.90%	3.90%	4.15%

[3]	Your contract includes the Basic Death Benefit unless you elect the Annual Ratchet Death Benefit when we issue your contract.
[4]	Guaranteed Minimum Income Benefit.
[5]	Guaranteed Minimum Accumulation Benefit.
[6]	You cannot elect both the GMAB and the GMIB. You can only elect the GMAB or the GMIB when we issue your contract.

Table Of Fees And Expenses

Annual Fund Operating Expenses

While you own the contract, if your assets are invested in any of the sub-accounts, you will be subject to the fees and expenses charged by the fund in which that sub-account invests. The first table shows the minimum and maximum total operating expenses charged by any of the funds, expressed as a percentage of average net assets, for the year ended December 31, 2002. More detail concerning each fund’s fees and expenses that you may pay periodically during the time that you own the contract, is contained in the second table below and each fund prospectus.

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.42%	1.76%

The following table provides more specific information about the total fund operating expenses of each fund. The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2002.

Investment Management Fees and Other Expenses

Fund Name	Management Fees	Other Expenses	12b-1 Fees		Total Fund Operating Expenses
American Century VP Income & Growth Fund	0.70%	0.00%	—		0.70%
American Century VP Value Fund[1]	0.95%	0.00%	—		0.95%
American Funds® Asset Allocation Fund (Class 2)	0.43%	0.02%	0.25%		0.70%
American Funds® Growth-Income Fund (Class 2)	0.34%	0.01%	0.25%		0.60%
Calvert Social Balanced Portfolio[2]	0.70%	0.21%	—		0.91%
Fidelity® VIP Contrafund® Portfolio (Initial Class)	0.58%	0.10%	—		0.68%	[3]
Fidelity® VIP Growth Portfolio (Service Class)	0.58%	0.09%	0.10%		0.77%	[3]
Franklin Small Cap Value Securities Fund (Class 2)	0.59%	0.20%	0.25%	[4]	1.04%	[5]
INVESCO VIF — Financial Services Fund	0.75%	0.34%	—		1.09%
INVESCO VIF — Health Sciences Fund	0.75%	0.32%	—		1.07%
INVESCO VIF — Technology Fund	0.75%	0.36%	—		1.11%
Janus Aspen Balanced Portfolio (Service)	0.65%	0.02%	0.25%		0.92%
Janus Aspen Capital Appreciation Portfolio (Service)	0.65%	0.02%	0.25%		0.92%
Janus Aspen Worldwide Growth Portfolio (Service)	0.65%	0.05%	0.25%		0.95%
MFS® Investors Trust Series	0.75%	0.13%	—		0.88%
MFS® New Discovery Series	0.90%	0.15%	—		1.05%	[6]
MML Blend Fund	0.39%	0.03%	—		0.42%	[7]
MML Emerging Growth Fund	1.05%	0.71%	—		1.76%	[7]
MML Enhanced Index Core Equity Fund	0.55%	0.40%	—		0.95%	[7]
MML Equity Fund	0.38%	0.04%	—		0.42%	[7]
MML Equity Index Fund (Class I)	0.10%	0.34%	—		0.44%
MML Growth Equity Fund	0.80%	0.28%	—		1.08%	[7]
MML Inflation-Protected Bond Fund	0.60%	0.11%	—		0.71%	[7]
MML Large Cap Value Fund	0.80%	0.12%	—		0.92%	[7]
MML Managed Bond Fund	0.46%	0.01%	—		0.47%	[7]
MML OTC 100 Fund	0.45%	0.63%	—		1.08%	[7]
MML Small Cap Equity Fund	0.65%	0.12%	—		0.77%	[7]
MML Small Cap Growth Equity Fund	1.07%	0.17%	—		1.24%	[7]

Table Of Fees And Expenses

Fund Name	Management Fees	Other Expenses	12b-1 Fees		Total Fund Operating Expenses
MML Small Company Opportunities Fund	1.05%	0.24%	—		1.29%	[7]
Oppenheimer Aggressive Growth Fund/VA	0.67%	0.01%	—		0.68%
Oppenheimer Capital Appreciation Fund/VA	0.65%	0.01%	—		0.66%
Oppenheimer Global Securities Fund/VA	0.65%	0.02%	—		0.67%
Oppenheimer High Income Fund/VA	0.74%	0.03%	—		0.77%
Oppenheimer International Growth Fund/VA	1.00%	0.12%	—		1.12%
Oppenheimer Main Street Fund®/VA	0.68%	0.01%	—		0.69%
Oppenheimer Money Fund/VA	0.45%	0.02%	—		0.47%
Oppenheimer Multiple Strategies Fund/VA	0.72%	0.02%	—		0.74%
Oppenheimer Strategic Bond Fund/VA	0.74%	0.05%	—		0.79%	[8]
Scudder VIT EAFE® Equity Index Fund	0.45%	0.47%	—		0.92%	[9]
Scudder VIT Small Cap Index Fund	0.35%	0.26%	—		0.61%	[10]
T. Rowe Price Blue Chip Growth Portfolio	0.85%	0.00%	—		0.85%
T. Rowe Price Equity Income Portfolio	0.85%	0.00%	—		0.85%
Templeton Foreign Securities Fund (Class 2)	0.70%	0.20%	0.25%	[4]	1.15%	[5]

1 This fund has a stepped fee schedule. As a result, the fund’s management fee rate generally decreases as the fund’s assets increase.

2 Expenses are based on the portfolio’s most recent fiscal year. Management fees include the Subadvisory fees paid by the Advisor (Calvert Asset Management Company, Inc.) and the administrative fee paid by the portfolio to Calvert Administrative Services Company, an affiliate of the Advisor.

3 Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund’s expenses. In addition, through arrangements with the fund’s custodian, credits realized as a result of uninvested cash balances are used to reduce a portion of the fund’s custodian expenses. If these reductions were reflected Total Net Operating Expenses would be as follows: Fidelity® VIP Contrafund® Portfolio (Initial Class) 0.64% and Fidelity® VIP Growth Portfolio (Service Class) 0.71%. These offsets may be discontinued at any time.

4 The fund’s Class 2 distribution plan or “rule 12b-1 plan” is described in the fund’s prospectus.

5 The Manager had agreed in advance to reduce its fee to reflect reduced services resulting from the fund’s investment in a Franklin Templeton money fund for cash management. This reduction is required by the fund’s Board of Trustees and an exemptive order by the Securities and Exchange Commission. If this reduction were reflected, total net fund operating expenses would be: 1.01% for the Franklin Small Cap Value Securities Fund and 1.13% for the Templeton Foreign Securities Fund.

6 The MFS® New Discovery Series has an expense offset arrangement which reduces the series’ custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The MFS® New Discovery Series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series’ expenses. The “Other Expenses” for the MFS® New Discovery Series do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, Total Net Operating Expenses would be equal to 1.04%.

7 MassMutual has agreed to bear expenses of the funds (other than the management fee, interest, taxes, brokerage commissions and extraordinary expenses) in excess of 0.11% of the average daily net asset value of the funds through April 30, 2004. The expenses shown for MML Emerging Growth Fund, MML Enhanced Index Core Equity Fund, MML Growth Equity Fund, MML Large Cap Value Fund, MML OTC 100 Fund, MML Small Cap Equity Fund, MML Small Cap Growth Equity Fund and MML Small Company Opportunities Fund do not include this reimbursement. If this table did reflect these reimbursements, the Total Net Operating Expenses would be 1.16%, 0.66%, 0.91%, 0.56%, 0.91%, 0.76%, 1.18%, and 1.16%, respectively. We did not reimburse any expenses of the MML Blend Fund, MML Equity Fund and MML Managed Bond Fund in 2002. For the MML Inflation-Protected Bond Fund, expenses are based on estimated amounts for the first full fiscal year of the fund. Other expenses for this fund are not expected to exceed 0.11%, so no reimbursement is expected in 2003.

8 OppenheimerFunds, Inc. (OFI) will reduce the management fee by 0.10% as long as the fund’s trailing 12-month performance at the end of the quarter is in the fifth Lipper peer-group quintile; and by 0.05% as long as it is in the fourth quintile. The waiver is voluntary and may be terminated by the Manager at any time.

9 The Advisor has contractually agreed to waive its fees and/or reimburse expenses of the fund, to the extent necessary, to limit Total Fund Operating Expenses to 0.65% of the average daily net assets of the fund until April 30, 2005.

10 The Advisor has contractually agreed to waive its fees and/or reimburse expenses of the fund, to the extent necessary, to limit Total Fund Operating Expenses to 0.45% of the average daily net assets of the fund until April 30, 2005.

(See the fund prospectuses for more information.)

Table Of Fees And Expenses

Examples

These Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

Examples Using Maximum Expenses

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw all contract value at the end of each year shown, or that you decide to begin the income phase at the end of each year shown. Currently the income phase is not available until 30 days (13 months for contracts issued in New York) after you purchase your contract.

Both Example I and Example II assume:

•	that you invest $10,000 in the contract for the time periods indicated,
•	that you allocate it to a sub-account that has a 5% return each year,
•	that you elected the Annual Ratchet Death Benefit and the Guaranteed Minimum Income Benefit,
•	that the maximum fees and expenses in the Table of Fees and Expenses apply, and
•	that you selected one of two sub-accounts 1) the one that invests in the fund with the maximum total operating expenses, or 2) the one that invests in the fund with the minimum total operating expenses.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-account with minimum total operating expenses	$1,108	$1,977	$2,667	$4,815	$476	$1,433	$2,393	$4,815
Sub-account with maximum total operating expenses	1,236	2,341	3,254	5,832	614	1,820	2,999	5,832

Examples Using Current Expenses

Example I assumes that you withdraw all your contract value at the end of each year shown.

Example II assumes you do not withdraw all contract value at the end of each year shown, or that you decide to begin the income phase at the end of each year shown. Currently the income phase is not available until 30 days (13 months for contracts issued in New York) after you purchase your contract.

Both Example I and Example II assume:

•	that you invest $10,000 in the contract for the time periods indicated,
•	that you allocate it to a sub-account that has a 5% return each year,
•	that you elected the basic death benefit and did not elect any additional features,
•	that the current fees and expenses in the Table of Fees and Expenses apply, and
•	that you selected one of two sub-accounts 1) the one that invests in the fund with the maximum total operating expenses, or 2) the one that invests in the fund with the minimum total operating expenses.

Based on the above assumptions, your costs would be as shown in the following table. Your actual costs may be higher or lower.

	Example I				Example II
Years	1	3	5	10	1	3	5	10
Sub-account with minimum total operating expenses	$867	$1,260	$1,463	$2,475	$218	$672	$1,152	$2,475
Sub-account with maximum total operating expenses	995	1,645	2,118	3,790	355	1,080	1,827	3,790

The examples using current expenses reflect the annual contract maintenance charge of $40 as an annual charge of 0.053%. The examples using maximum expenses reflect the annual contract maintenance charge of $60 as an annual charge of 0.080%. These charges are based on an anticipated average contract value of $75,000.

The examples do not reflect any premium taxes. However, premium taxes may apply.

The examples should not be considered a representation of past or future expenses.

Table Of Fees And Expenses

The Company

In this prospectus, “we,” “us,” and “our,” refer to Massachusetts Mutual Life Insurance Company (MassMutual). MassMutual is a global, diversified financial services organization providing life insurance, long-term care insurance, annuities, disability income insurance, structured settlements and retirement and savings products to individual and institutional customers. MassMutual is organized as a mutual life insurance company.

The MassMutual Evolution Variable Annuity

General Overview

This annuity is a contract between “you”, the owner and “us”, MassMutual. The contract is intended for retirement savings or other long-term investment purposes. In exchange for your purchase payments, we agree to pay you an income when you choose to receive it. You select the income period beginning on a date you designate. This date must be at least 30 days (13 months for contracts issued in New York) from when you purchase the contract.

The contract, like all deferred annuity contracts, has two phases – the accumulation phase and the income phase. Your contract is in the accumulation phase until you decide to begin receiving annuity payments. During the accumulation phase you can apply purchase payments to your contract and we provide a death benefit. Once you begin receiving annuity payments, your contract enters the income phase. You can participate in both phases simultaneously if you apply a portion of your contract value to an annuity option.

You are not taxed on contract earnings until you take money from your contract. This is known as tax deferral. Tax deferral is automatically provided by tax-qualified retirement plans. There is no additional tax deferral provided when a variable annuity contract is used to fund a tax-qualified retirement plan.

The contract is called a variable annuity because you can choose to allocate your purchase payments among various investment choices. Your choices include forty-three funds and three fixed accounts. The amount of money you are able to accumulate in your contract during the accumulation phase depends upon the investment performance of the funds you select as well as the interest we credit on the fixed accounts.

At the beginning of the income phase, you can choose to receive annuity payments on a variable basis, fixed basis or a combination of both. If you choose variable payments, the amount of the annuity payments will fluctuate depending on the investment performance of the funds you select for the income phase. If you select to receive payments on a fixed basis, the payments you receive will remain level.

We may issue the contract as an individual or group variable annuity contract. In those states where we issue a group contract, we issue certificates to individuals, and these individuals are considered participants. The certificate is subject to the terms of the group contract under which we issue the certificate. You may become a participant under the group contract by completing an application and having it forwarded to us along with an initial purchase payment. The certificate we issue indicates the participant’s rights and benefits under the group contract. Terms of the group contract are controlling.

The participant, as an owner, may exercise all rights and benefits of the certificate without the consent of the group contract owner. Unless we state otherwise, the owner of the certificate under a group contract and the owner of an individual contract have the same rights and benefits. As a result, the term “contract” means either an individual deferred variable annuity contract or a certificate issued under the group deferred variable annuity.

The Company/General Overview

Ownership of the Contract

Owner

In this prospectus, “you” and “your” refer to the owner of the contract. The owner is named at the time you apply for a contract. The owner can be an individual or a nonnatural person, such as a corporation or trust. We will not issue a contract to you if you have passed age 90 (age 85 for contracts issued in New York) as of the date we proposed to issue the contract. As the owner of the contract, you exercise all rights under the contract. On and after the annuity date, you continue as the owner. You may change the owner of a non-qualified contract at any time prior to the annuity date by written request. Changing the owner may result in tax consequences.

Joint Owner

Non-qualified contracts can be owned by joint owners. We will use the age of the oldest joint owner to determine all applicable benefits under the contract. We will not issue a contract to you if either proposed joint owner has passed age 90 (age 85 for contracts issued in New York) as of the date we proposed to issue the contract. If a joint owner dies, we will treat the surviving joint owner as the primary beneficiary. We will treat any other beneficiary designation at the time of death as a contingent beneficiary. Unless otherwise indicated in the prospectus, we require the signatures of both the joint owners for all transactions if there are joint owners.

Annuitant

The annuitant is the person on whose life we base annuity payments. You designate the annuitant at the time of application. We will not issue a contract to you if the proposed annuitant has passed age 90 (age 85 for contracts issued in New York) as of the date we proposed to issue the contract. You may change the annuitant before the annuity date, subject to our underwriting rules. However, the annuitant may not be changed on a contract owned by a non-natural person. We will use the age of the annuitant to determine all applicable benefits under a contract owned by a non-natural person.

Beneficiary

The beneficiary is the person(s) or entity you name to receive any death benefit. You name the beneficiary at the time of application. Unless an irrevocable beneficiary has been named, you can change the beneficiary at any time before you die. A surviving spouse who is the primary beneficiary under the contract may elect to continue the contract in his or her own name at the death benefit amount and exercise all of the contract owner’s rights under the contract, elect a lump sum payment of the death benefit, or apply the death benefit to an annuity option. This election can only be made once while the contract is in effect. If your spouse does not make an election, as just described, within 60 calendar days of our receipt of due proof of death, we will consider your surviving spouse to have continued the contract in his/her name.

Age

The term age when we refer to it in this prospectus is a person’s age on his/her birthday nearest the date for which the age is being determined. For example, age 80 is the period of time between age 79 years, 6 months and 1 day and age 80 and 6 months. Based on the contract’s definition, you attain age 80 at calendar age 79 years, 6 months and 1 day.

Ownership of the Contract

Purchasing a Contract

Purchase Payments

The minimum amount we accept for your initial purchase payment is:

•	$50,000 when the contract is bought as a non-qualified contract; or

•	$15,000 if you are buying the contract as part of an IRA (Individual Retirement Annuity), 401(k) or other qualified plan.

You can make additional purchase payments to your contract. However, additional payments of less than $250 are subject to our approval. We will accept additional purchase payments of as little as $100 if you are participating in our automatic investment plan.

The maximum amount of cumulative purchase payments we accept without our prior approval is based on your age when we issued the contract. The maximum amount is:

•	$1 million up to age 75; or

•	$500,000 if older than age 75 .

If the owner is not a natural person, these purchase payment limits will apply to the annuitant’s age. If there are joint owners, age refers to the oldest joint owner.

You may submit your initial purchase payment, along with your completed application, by giving them to your registered representative. You can make additional purchase payments:

•	by mailing your check, that clearly indicates your name and contract number, to our lockbox:

First Class Mail

MassMutual Evolution

Annuity Payment Services

MassMutual P.O. Box 74908

Chicago IL 60675-4908

Overnight Mail

MassMutual Evolution

Annuity Payment Services

350 North Orleans Street

Receipt & Dispatch, 8th Floor

Suite 4908

Chicago, IL 60654

•	by instructing your bank to wire transfer funds to:

JP Morgan Chase Bank

New York, New York

ABA #021000021

MassMutual Account 323956297

Ref: Annuity Contract #

Name: (Your Name)

We have the right to reject any application or purchase payment.

Automatic Investment Plan (AIP). Under the AIP, you may authorize us to periodically draw funds from an account of your choosing (restrictions may apply) for the purpose of making subsequent purchase payments to your contract. Once you have met the initial purchase payment requirement, payments through AIP may be as little as $100. Contact the Annuity Service Center for information regarding setting up an AIP and any restrictions regarding use of AIP.

Allocation of Purchase Payments

General Overview. Generally, when you purchase your contract, you choose how we will apply your purchase payments among the investment choices. If you make additional purchase payments, we will apply them in the same way as your first purchase payment, unless you allocated your initial purchase payment to a DCA Fixed Account, or you give us different allocation instructions. If you own the contract with a joint owner, we will accept allocation instructions from either you or the joint owner, unless we are instructed otherwise.

You may allocate payments to the investment choices. We reserve the right to limit the number of investment choices that you may invest in to a maximum of 18 investment choices (including the fixed accounts) at any one time in the event administrative burdens require such a limitation.

The Fixed Account. If you are participating in the Guaranteed Minimum Accumulation Benefit or the Guaranteed Minimum Income Benefit, you may not allocate purchase payments to The Fixed Account. Otherwise, you may allocate up to 70%

Purchasing a Contract

of each purchase payment to The Fixed Account. We reserve the right, upon providing you with 30 days advance notice, to change the percentage allowed, or to disallow completely the allocation of purchase payments to The Fixed Account.

Asset Allocation Program. If you elect to participate in the Asset Allocation Program, we allocate your purchase payments according to the asset allocation model you select. If you instruct us to allocate a subsequent purchase payment to funds outside of your selected asset allocation model, we will apply your payment as requested. However, while you participate in the Asset Allocation Program, we periodically rebalance your contract value among the funds to maintain your selected asset allocation model strategy. Thus, if you allocate contract value to a fund outside of your selected asset allocation model, when we rebalance, we will reallocate the contract value in that fund in accordance with your selected asset allocation model. Any purchase payments you allocate to the fixed accounts will not be rebalanced. That value will remain outside of the Asset Allocation Program unless you move it into one or more funds.

The Guaranteed Minimum Accumulation Benefit or the Guaranteed Minimum Income Benefit. At time of contract issue you may elect to participate in the Guaranteed Minimum Accumulation Benefit or the Guaranteed Minimum Income Benefit. If you do, you must also participate in the Asset Allocation Program. While you participate in the Guaranteed Minimum Accumulation Benefit or the Guaranteed Minimum Income Benefit, you may not allocate purchase payments to the fixed accounts.

Applying Purchase Payments. Once we receive your purchase payment and the necessary information at our Annuity Service Center or lockbox, we will issue your contract and apply your first purchase payment within 2 business days. If you do not give us all of the information we need, we will notify you. When we receive all of the necessary information, we will then apply your first purchase payment within 2 business days. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or obtain your permission to keep it until we receive all of the necessary information.

If you add more money to your contract by making additional purchase payments, we will credit these amounts to your contract on the business day we receive them at our Annuity Service Center or lockbox as long as you have provided us with the necessary information to apply the purchase payment. If you do not give us all of the information we need, we will notify you. We will then apply your purchase payment on the business day that we obtain the necessary information from you. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your purchase payment at our Annuity Service Center or lockbox on a non-business day or after the business day closes, we will credit the amount to your contract effective the next business day.

Purchasing a Contract

Investment Choices

The Separate Account

We established a separate account, Massachusetts Mutual Variable Annuity Separate Account 4 (separate account), to hold the assets that underlie the contracts. Our Board of Directors adopted a resolution to establish the separate account under Massachusetts’s insurance law on July 9, 1997. We have registered the separate account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

MassMutual owns the assets of the separate account. However, those separate account assets equal to the reserves and other contract liabilities are not chargeable with liabilities arising out of any other business we may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to, or charged against, the contracts and not against any other contracts we may issue. We are required to maintain sufficient assets in the separate account to meet the anticipated obligations of the contracts funded by the separate account.

MassMutual established a segment of the separate account for the contracts. We currently divide this segment into 43 sub-accounts. Each of these sub-accounts invests in a fund. You bear the complete investment risk for purchase payments that you allocate to a fund.

The Funds

The contract offers 43 funds which are listed below. We may add or eliminate funds.

Investment Funds in which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective

American Century® Variable Portfolios, Inc.

American Century VP Income & Growth Fund	Adviser: American Century Investment Management, Inc. Sub-Adviser: N/A	Seeks growth of capital by investing in common stocks. Income is a secondary objective. The fund pursues a total return and dividend yield that exceed those of the S&P 500 by investing in stocks of companies with strong expected returns.

American Century VP Value Fund	Adviser: American Century Investment Management, Inc. Sub-Adviser: N/A	Seeks long-term capital growth by investing primarily in common stocks of companies believed to be undervalued at the time of purchase. Income is a secondary objective.

American Funds Insurance Series®

American Funds® Asset Allocation Fund (Class 2)	Adviser: Capital Research and Management Company Sub-Adviser: N/A	Seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long-term by investing in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less).

American Funds® Growth-Income Fund (Class 2)	Adviser: Capital Research and Management Company Sub-Adviser: N/A	Seeks capital appreciation and income by investing primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends.

Investment Choices

Investment Funds in which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective

Calvert Variable Series, Inc.

Calvert Social Balanced Portfolio	Adviser: Calvert Asset Management Company, Inc. Sub-Adviser: Brown Capital Management, Inc. and SSgA Funds Management, Inc.	Seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds, and money market instruments which offer income and capital growth opportunity and that satisfy the portfolio’s investment and social criteria.

Fidelity® Variable Insurance Products (“VIP”) Fund

Fidelity® VIP Contrafund® Portfolio (Initial Class)	Adviser: Fidelity Management & Research Company Sub-Adviser: FMR Co., Inc.	Seeks long-term capital appreciation as its investment objective. The fund’s principal investment strategies include: Normally investing primarily in common stocks; Investing in securities of companies whose value it believes is not fully recognized by the public; Investing in domestic and foreign issuers; Investing in either “growth” stocks or “value” stocks or both; Using fundamental analysis of each issuer’s financial condition and industry position and market and economic conditions to select investments.

Fidelity® VIP Growth Portfolio (Service Class)	Adviser: Fidelity Management & Research Company Sub-Adviser: FMR Co., Inc.	Seeks to achieve capital appreciation as its investment objective. The fund’s principal investment strategies include: Normally investing primarily in common stocks; Investing in companies that it believes have above-average growth potential (stocks of these companies are often called “growth” stocks); Investing in domestic and foreign issuers; Using fundamental analysis of each issuer’s financial condition and industry position and market and economic conditions to select investments.

Franklin Templeton Variable Insurance Products Trust

Franklin Small Cap Value Securities Fund (Class 2)	Adviser: Franklin Advisory Services, LLC Sub-Adviser: N/A	Seeks long-term total return. The fund normally invests at least 80% of its net assets in investments of small capitalization companies. For this fund, small cap companies are those with market cap values not exceeding $2.5 billion, at the time of purchase. The fund’s manager invests in small companies that it believes are undervalued.

Templeton Foreign Securities Fund (Class 2)	Adviser: Templeton Investment Counsel, LLC Sub-Adviser: N/A	Seeks long-term capital growth. The fund normally invests at least 80% of its net assets in investments, primarily equity securities, of issuers located outside the U.S., including those in emerging markets.

Investment Choices

Investment Funds in which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective

INVESCO Variable Investment Funds, Inc.

INVESCO VIF-Financial Services Fund	Adviser: INVESCO Funds Group, Inc. Sub-Adviser: N/A	Seeks capital growth. It normally invests primarily in the equity securities of companies involved in the financial-services sector.

INVESCO VIF-Health Sciences Fund	Adviser: INVESCO Funds Group, Inc. Sub-Adviser: N/A	Seeks capital growth. It invests primarily in the equity securities of companies that develop, produce, or distribute products or services related to health care.

INVESCO VIF-Technology Fund	Adviser: INVESCO Funds Group, Inc. Sub-Adviser: N/A	Seeks capital growth. The fund normally invests primarily in the equity securities of companies engaged in technology-related industries.

Janus Aspen Series

Janus Aspen Balanced Portfolio (Service)	Adviser: Janus Capital Sub-Adviser: N/A	Seeks long-term capital growth consistent with preservation of capital and balanced by current income by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The portfolio will normally invest at least 25% of its assets in fixed-income securities.

Janus Aspen Capital Appreciation Portfolio (Service)	Adviser: Janus Capital Sub-Adviser: N/A	Seeks long-term growth of capital. The portfolio invests primarily in common stocks selected for their growth potential. It may invest in companies of any size, from larger, well-established companies to smaller, emerging-growth companies.

Janus Aspen Worldwide Growth Portfolio (Service)	Adviser: Janus Capital Sub-Adviser: N/A	Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing primarily in common stocks of companies of any size located throughout the world. The portfolio normally invests in issuers from at least five different countries, including the United States. The portfolio may, under unusual circumstances, invest in fewer than five countries or even a single country.

MFS® Variable Insurance Trustsm

MFS® Investors Trust Series	Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	Seeks long-term growth of capital with a secondary objective to seek reasonable current income.

MFS® New Discovery Series	Adviser: Massachusetts Financial Services Company Sub-Adviser: N/A	Seeks capital appreciation. It normally invests 65% of its net assets in equity securities of smaller emerging-growth companies.

Investment Choices

Investment Funds in which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective

MML Series Investment Fund

MML Blend Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company Inc.	Seeks to achieve as high a level of total rate of return over an extended period of time as is considered consistent with prudent investment risk and the preservation of capital by investing in equity, fixed-income, and money market securities.

MML Emerging Growth Fund	Adviser: MassMutual Sub-Adviser: RS Investment Management, L.P.	Seeks capital appreciation by investing primarily in smaller, rapidly growing, emerging companies.

MML Enhanced Index Core Equity Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company Inc.	Seeks to out perform the total return performance of its benchmark index, the S&P 500 Index®[1], while maintaining risk characteristics similar to those of the benchmark.

MML Equity Fund	Adviser: MassMutual Sub-Advisers: David L. Babson & Company Inc. and Alliance Capital Management L.P.	Seeks to achieve a superior total rate of return over an extended period of time, from both capital appreciation and current income, by investing in equity securities.

MML Equity Index Fund (Class I)	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, Inc.	Seeks to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500 Index®[1].

MML Growth Equity Fund	Adviser: MassMutual Sub-Adviser: Massachusetts Financial Services Company	Seeks long-term growth of capital and future income by investing primarily in equity securities of companies with long-term growth potential.

MML Inflation-Protected Bond Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company Inc.	Seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital by investing in inflation-indexed securities issued by the U.S. government and other high quality issuers.

MML Large Cap Value Fund	Adviser: MassMutual Sub-Adviser: Davis Selected Advisers, L.P.	Seeks both capital growth and income by investing in high-quality, large-capitalization companies in the S&P 500 Index®[1].

MML Managed Bond Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company Inc.	Seeks to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital by investing primarily in investment-grade fixed income instruments.

Investment Choices

Investment Funds in which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective

MML OTC 100 Fund	Adviser: MassMutual Sub-Adviser: Northern Trust Investments, Inc.	Seeks to approximate as closely as practicable (before fees and expenses) the total return of the largest publicly traded over-the-counter common stocks by investing primarily in companies listed in the NASDAQ 100 Index®[4].

MML Small Cap Equity Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company Inc.	Seeks to achieve long-term growth of capital and income by investing primarily in a diversified portfolio of equity securities of smaller companies.

MML Small Cap Growth Equity Fund	Adviser: MassMutual Sub-Adviser: Waddell & Reed Investment Management Company, and Wellington Management Company, LLP	Seeks long-term capital appreciation by investing primarily in equity securities of smaller companies with long-term growth potential.

MML Small Company Opportunities Fund	Adviser: MassMutual Sub-Adviser: David L. Babson & Company Inc.	Seeks long-term capital appreciation through investment primarily in common stocks of smaller, faster-growing companies whose securities at the time of purchase are considered by the sub-adviser to be realistically valued.

Oppenheimer Variable Account Funds

Oppenheimer Aggressive Growth Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks capital appreciation by investing in “growth type” companies.

Oppenheimer Capital Appreciation Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks capital appreciation by investing mainly in equity securities of well-known, established companies.

Oppenheimer Global Securities Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks long-term capital appreciation. The fund invests a substantial portion of its assets in securities of foreign issuers, “growth-type” companies, cyclical industries and special situations considered to have appreciation possibilities. It invests mainly in common stocks of U.S. and foreign issuers.

Oppenheimer High Income Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks a high level of current income from investment in high-yield fixed-income securities.

Oppenheimer Main Street Fund®/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks high total return (which includes share-value growth and current income) from equity and debt securities. The fund invests mainly in common stocks of U.S. companies.

Oppenheimer Money Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks maximum current income from investments in money market securities consistent with low capital risk and maintenance of liquidity.

Investment Choices

Investment Funds in which the Sub-Accounts Purchase Shares	Investment Fund’s Adviser and Sub-Adviser	Investment Objective

Oppenheimer Multiple Strategies Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks a high total investment return, which includes current income and capital appreciation in the value of its shares.

Oppenheimer Strategic Bond Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks a high level of current income principally derived from interest on debt securities. The fund mainly invests in three market sectors: debt securities of foreign governments and companies; U.S. Government securities; and lower-rated, high-yield securities of U.S. and foreign companies.

Panorama Series Fund, Inc.

Oppenheimer International Growth Fund/VA	Adviser: OppenheimerFunds, Inc. Sub-Adviser: N/A	Seeks long-term growth of capital by investing primarily in equity securities of companies wherever located, the primary stock of which is outside the United States.

Scudder Investment VIT Funds

Scudder VIT EAFE® Equity Index Fund	Adviser: Deutsche Asset Management, Inc. Sub-Adviser: Northern Trust Investments, Inc.	Seeks to match, as closely as possible, before expenses, the risk and return characteristics of the Morgan Stanley Capital International Europe, Australasia and Far East Index (“EAFE Index”)[2]. The fund will invest primarily in stocks of companies that comprise the EAFE Index, in approximately the same weightings as the EAFE Index.

Scudder VIT Small Cap Index Fund	Adviser: Deutsche Asset Management, Inc. Sub-Adviser: Northern Trust Investments, Inc.	Seeks to match, as closely as possible, before expenses, the performance of the Russell 2000® Small Stock Index[3], which emphasizes stocks of small U.S. companies.

T. Rowe Price Equity Series, Inc.

T. Rowe Price Blue Chip Growth Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A	Seeks long-term capital growth through investment in large and medium-sized blue chip growth companies.

T. Rowe Price Equity Income Portfolio	Adviser: T. Rowe Price Associates, Inc. Sub-Adviser: N/A	Seeks substantial dividend income and long-term capital growth through investment in common stocks of established companies.

1 The S&P 500 Index® is the Standard & Poor’s Composite Index of 500 stocks, an unmanaged index of common stock prices. The index does not reflect any fees or expenses. Standard & Poor’s is a division of The McGraw-Hill Companies, Inc. The S&P 500 Index is a registered trademark of The McGraw-Hill Companies, Inc., and has been licensed for use by the fund. The fund is not sponsored, endorsed, sold, or promoted by Standard & Poor’s or The McGraw-Hill Companies, Inc.

2 The MSCI EAFE Index is the exclusive property of Morgan Stanley. Morgan Stanley Capital International is a service of Morgan Stanley and has been licensed for use by Deutsche Asset Management, Inc.

3 Frank Russell Company is the owner of the trademarks and copyrights relating to the Russell indexes, which have been licensed for use by Deutsche Asset Management, Inc.

4 NASDAQ 100 Index® is a registered service mark of the NASDAQ Stock Market, Inc. (“NASDAQ”). The NASDAQ 100 Index® is composed and calculated by NASDAQ without regard to the fund. NASDAQ makes no warranty, express or implied, regarding, and bears no liability with respect to, the NASDAQ 100 Index® on its use or any data therein.

Investment Choices

There is no assurance that the funds will achieve their stated objective. The fund prospectuses contain more detailed information about the funds. We will deliver current fund prospectuses to you. You may also contact the Annuity Service Center and request current fund prospectuses at any time. You should read the information contained in the fund prospectuses carefully before investing.

The Fixed Accounts

In most states, we offer three fixed accounts: two fixed accounts for dollar cost averaging (the “DCA Fixed Accounts”) and The Fixed Account (collectively, “the fixed accounts”), as investment choices. The fixed accounts are investment choices within our general account. Amounts that you allocate to the fixed accounts become part of our general account assets and are subject to the claims of all our creditors. All of our general account assets will be available to fund benefits under a contract. We have not registered the fixed accounts with the SEC in reliance on exemptions under the Securities Act of 1933.

The DCA Fixed Accounts.

You can only participate in one DCA Fixed Account at a time. Further, if you are participating in a DCA Fixed Account, you cannot also participate in the Asset Allocation Program, the Separate Account Dollar Cost Averaging Program, the Automatic Rebalancing Program, the Interest Sweep Option, the Guaranteed Minimum Accumulation Benefit or the Guaranteed Minimum Income Benefit.

Description. Each DCA Fixed Account is a fixed account from which assets are systematically transferred to any fund(s) you select. You may not transfer your contract value in a DCA Fixed Account to The Fixed Account. During the accumulation phase, you may choose to have your purchase payments allocated to a DCA Fixed Account for the period of the DCA Fixed Account Term (DCA Term). Your election must be in writing.

DCA Term. Currently, you have a choice of two DCA Fixed Accounts: (a) DCA Fixed Account with a DCA Term of 6 months; or (b) DCA Fixed Account with a DCA Term of 12 months.

To the extent permitted by law, we reserve the right to change the duration of the DCA Terms in the future. Your DCA Term will terminate upon payment of the death benefit. You may only participate in one DCA Fixed Account at a time.

If you elect to make an allocation to a DCA Fixed Account at a time when your annuity date would be less than your elected DCA Term, the expiration of your DCA Term will be your annuity date. We will transfer any contract value remaining in the DCA Fixed Account on your annuity date in accordance with your DCA Fixed Account transfer instructions in effect at that time. No amounts will remain in the DCA Fixed Account after the expiration of the DCA Term.

Allocating Purchase Payments. We will only accept a purchase payment into a DCA Fixed Account as of the beginning of a DCA Term. We will only accept a new purchase payment of at least $5,000. A purchase payment includes any purchase payments assigned to us and accepted by us from financial institutions as of the start of the DCA Term. However, purchase payments which originate from an annuity contract issued by us or any of our affiliates cannot be allocated in a DCA Fixed Account. You cannot transfer current contract values to a DCA Fixed Account. We reserve the right to reject purchase payments.

DCA Transfers. We make scheduled monthly transfers from the DCA Fixed Account. The first transfer will occur 5 business days after we receive your payment allocated to the DCA Fixed Account and a completed DCA Fixed Account election form. You may make a one-time transfer of your remaining contract value in the DCA Fixed Account into the fund(s) indicated by your current DCA Fixed Account transfer instructions prior to the expiration of your DCA Term. Your transfer will be effective on the business day we receive your completed written request or request over the telephone.

DCA Withdrawals. If you withdraw all or a portion of your contract value during a DCA Term we will apply our normal withdrawal provisions.

DCA Fees. We reserve the right to assess a fee for processing transactions under the DCA Fixed Account.

DCA Interest Rate. We periodically set the interest rate we credit to the DCA Fixed Account. We will credit an interest rate at a rate not less than the minimum allowed by state law at the time we issue your contract. We reserve the right to

Investment Choices

change the guaranteed minimum interest rate for newly issued contracts, subject to applicable state law. The interest rate you will receive for the entire DCA Term is the interest rate in effect on the date your DCA Term begins. We guarantee the interest for the full DCA Term.

The Fixed Account.

Allocating Purchase Payments. You may allocate up to 70% of each purchase payment to The Fixed Account. We reserve the right, upon providing you with 30 days advance notice, to change the percentage allowed, or to disallow completely the allocation of purchase payments to The Fixed Account. Currently, if you are participating in the Guaranteed Minimum Accumulation Benefit or the Guaranteed Minimum Income Benefit, you may not allocate purchase payments to The Fixed Account.

Transfers. There are specific rules limiting your ability to transfer contract value out of or into The Fixed Account. These are detailed in “Transfers.”

Withdrawals. If you make a partial withdrawal, we will take the withdrawal amount proportionally from your contract value in your investment choices as of the business day we receive your fully completed request at our Annuity Service Center.

Interest Rate. You do not participate in the investment performance of the assets in The Fixed Account. Instead, we credit your contract with interest at a specified rate that we declare in advance. We will credit an interest rate at a rate not less than the minimum allowed by state law at the time we issue your contract. We reserve the right to change the guaranteed minimum interest rate for newly issued contracts, subject to applicable state law.

Contract Value

Your contract value is the sum of your value in the separate account and the fixed account(s).

Your value in the separate account will vary depending on the investment performance of the funds you choose. In order to keep track of your contract value, we use a unit of measure called an accumulation unit. During the income phase of your contract we call the unit an annuity unit.

Accumulation Units

Every day we determine the value of an accumulation unit for each of the separate account sub-accounts. Changes in the accumulation unit value reflect the investment performance of the fund as well as deductions for insurance and other charges.

The value of an accumulation unit may go up or down from business day to business day.

The Statement of Additional Information contains more information on the calculation of the accumulation unit value.

When you make a purchase payment, we credit your contract with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the purchase payment allocated to a separate account sub-account by the value of the accumulation unit for that separate account sub-account. When you make a withdrawal, we deduct from your contract accumulation units representing the withdrawal amount.

We calculate the value of an accumulation unit for each separate account sub-account after the New York Stock Exchange closes each business day. Any change in the accumulation unit value will be reflected in your contract value.

Example:

On Monday we receive an additional purchase payment of $5,000 from you. You have told us you want this to go to the MML Managed Bond Fund. When the New York Stock Exchange closes on that Monday, we determine that the value of an accumulation unit for the MML Managed Bond

Investment Choices/Contract Value

Fund is $13.90. We then divide $5,000 by $13.90 and credit your contract on Monday night with 359.71 accumulation units for the MML Managed Bond Fund.

Transfers

Transfers Among Investment Choices.  Generally, you can transfer all or part of your contract value among investment choices. However, there are restrictions that are detailed later in this section.

Transfer Requests.  Subject to state availability, you can make transfers by telephone, by internet, or by other means we authorize. You must clearly indicate the amount and investment choices from and to which you wish to transfer. To make transfers other than by telephone or internet, you must submit a written request. If you own the contract with a joint owner, we will accept transfer instructions from either you or the other owner, unless we are instructed otherwise. We will use reasonable procedures to confirm that instructions given to us are genuine. We may be liable for any losses due to unauthorized or fraudulent instructions, if we fail to use such procedures. We may tape record all telephone instructions.

Transfer Effective Date.  Your transfer is effective on the business day we receive your fully completed request at our Annuity Service Center. Our business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time. If we receive your transfer request at our Annuity Service Center on a non-business day or after our business day closes, your transfer request will be effective on the next business day.

Transfers During the Accumulation Phase

Transfer Fee.  During the accumulation phase, you can make 12 free transfers every calendar year without charge. If you make additional transfers in a year, we will deduct a transfer fee. The fee is $20 per transfer. Any transfers you make as a part of the Asset Allocation Program, the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, the DCA Fixed Accounts or the Automatic Rebalancing Program or by using our automated voice response system or the internet (subject to availability) are not subject to the assessment of a transfer fee and therefore, do not count toward your 12 free transfers every calendar year. We will treat multiple transfers effective on the same business day as one transfer.

Transfer Amounts.  Currently, we do not restrict the amount you can transfer to a fund. However, we reserve the right to require a minimum transfer amount equal to $1000 or the entire amount in a fund, if less. We waive this requirement if a transfer is made due to participation in the Asset Allocation Program, the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, the DCA Fixed Accounts or the Automatic Rebalancing Program Currently, we do not require that a minimum amount remain in a fund after you make a transfer. However, we reserve the right to require that a minimum amount of $1,000 remain in a fund after a transfer, unless you transfer the entire fund value.

Limits on Transfers.

1.	While participating in the Asset Allocation Program you may transfer your contract value by changing asset allocation models. If you submit a transfer request other than a request to change your asset allocation model, we will terminate your participation in the Asset Allocation Program. An exception to this is, if you transfer contract value from The Fixed Account into a fund or funds. In this case we will not terminate your participation in the Asset Allocation Program. You can re-elect participation in the Asset Allocation Program at any time.

2.	While participating in the Guaranteed Minimum Accumulation Benefit or the Guaranteed Minimum Income Benefit you may transfer your contract value by changing asset allocation models. In order to request a transfer other than a request to change your asset allocation model, you must first terminate the Guaranteed Minimum Accumulation Benefit or the Guaranteed Minimum Income Benefit by submitting the appropriate form to the Annuity Service Center. You cannot reinstate participation in the Guaranteed Minimum Accumulation Benefit or the Guaranteed Minimum Income Benefit. Currently, if you have elected the Guaranteed Minimum Accumulation Benefit or the Guaranteed Minimum Income Benefit you may not transfer contract value into the fixed accounts.

3.	We currently limit any transfer from the funds such that no transfer can cause your

Contract Value

value in The Fixed Account to exceed 70% of your contract value. We reserve the right, upon providing you with 30 days notice, to change this percentage or to disallow transfers to The Fixed Account.

4.	We limit the amount you can transfer out of The Fixed Account. Each contract year, we will allow you to transfer up to 30% of your contract value in The Fixed Account as of your first transfer in that contract year. The 30% can be transferred at one time, or through several transfers during the contract year. If you transfer 30% of your contract value in The Fixed Account for three consecutive contract years, in the fourth consecutive contract year you may transfer up to the entire amount in The Fixed Account, provided that you have not applied payments or transferred contract value into The Fixed Account from the time the first annual transfer was made. We measure a contract year from the anniversary of the day we issued your contract. We calculate transfers out of The Fixed Account on a first-in, first-out basis. In other words, we transfer amounts attributed to the oldest purchase payments first; then we transfer amounts attributed to the next oldest purchase payment; and so on.

5.	You may not transfer contract value from The Fixed Account to the Oppenheimer Money Fund/VA. For a period of 90 days after you transfer contract value out of The Fixed Account, you may not transfer any contract value into The Fixed Account or the Oppenheimer Money Fund/VA.

Transfers During the Income Phase

You may make 6 transfers between the funds each calendar year. We will not assess a transfer fee on those transfers. You cannot transfer from the general account to a fund, but you can transfer from one or more funds to the general account once a contract year. We currently do not restrict the amount that you can transfer. However, we reserve the right to institute a minimum transfer amount equal to $1,000 or the entire value in a fund or The Fixed Account, if less. After a transfer, the minimum amount which must remain in a fund or The Fixed Account, is $1,000 unless you have transferred the entire value.

Limits on Frequent Transfers

This contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the stock market. Such frequent trading can disrupt the management of a fund and raise its expenses. This in turn can have an adverse effect on fund performance. Therefore, organizations and individuals that use market-timing investment strategies should not purchase this contract.

If we, or the investment adviser to any of the funds available with this contract, determine that your transfer patterns among the funds reflect a market timing strategy, we reserve the right to take action, including, but not limited to:

•	not accepting transfer instructions from a contract owner or an agent who is acting on behalf of one or more contract owners; and

•	restricting your ability to submit transfer requests by overnight mail, facsimile transmissions, our voice response unit, the telephone, the internet or any other type of electronic medium.

We will notify you in writing if we will not accept your transfer request or we implement a transfer restriction due to your use of market timing investment strategies. We will allow you to re-submit the rejected transfer request and any future transfer requests by regular mail only. If we do not accept your transfer request, we will return the contract value to the investment choices that you attempted to transfer from as of the business day your transfer request is rejected.

Additionally, orders for the purchase of fund shares may be subject to acceptance by the fund.

We reserve the right to reject, without prior notice, any transfer request to a subaccount if the subaccount’s investment in the corresponding fund is not accepted for any reason.

We have the right to terminate, suspend or modify these transfer provisions.

Asset Allocation Program

What is the Asset Allocation Program (AAP)?  If you participate in the AAP, you choose one of several asset allocation models. We will follow the guidelines of your selected asset allocation model when investing your contract value in the

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investment choices available through the contract. The asset allocation model you select will determine which investment choices your contract value is invested in and how much of your contract value is allocated to each investment choice. Periodically, we will rebalance your contract value so that it continues to follow your selected asset allocation model strategy. Currently, none of the asset allocation models include the fixed accounts. You cannot participate in the AAP once you enter the income phase.

Selecting an Asset Allocation Model.  During the accumulation phase of your contract, you can elect to participate in the AAP at anytime, You should consult with your registered representative to assist you in determining which asset allocation model in the program is best suited to your financial needs, investment time horizon, and is consistent with your risk comfort level. You should periodically review those factors to determine if you need to change asset allocation models.

Allocating Purchase Payments.

Initial Purchase Payments.  If you select an asset allocation model, your initial purchase payment (in the case of a new application) or your available contract value, if you are already invested in the contract, will be allocated to the investment choices according to the asset allocation model you select.

Subsequent Purchase Payments.  Unless you instruct us otherwise, when you contribute additional purchase payments, we will allocate those purchase payments according to your selected asset allocation model. If you instruct us otherwise, we will process your request, but at the next scheduled rebalancing, your contract value in the funds will be rebalanced in accordance with the asset allocation model you selected. Contract value in The Fixed Account will not be rebalanced. Currently, if you are participating in the Guaranteed Minimum Accumulation Benefit or the Guaranteed Minimum Income Benefit, we will reject a request to allocate a subsequent payment to the fixed accounts.

Periodic Rebalancing.  We will periodically rebalance your contract value to match the asset allocation model you select. Currently, this periodic rebalancing will occur the last business day of every calendar quarter. If you allocate subsequent payments in a manner that is outside your selected asset allocation model, upon rebalancing, we will move your contract value back into your selected asset allocation model allocations. However, any contract value you allocate to The Fixed Account, will not be rebalanced. That value will remain outside of the AAP unless you move it into one or more funds. Currently, if you have elected the GMAB or GMIB, we will reject a request to transfer or allocate contract value to the fixed accounts.

Transfer Limitations.  While participating in the AAP you may transfer your contract value by changing asset allocation models. If you do submit a transfer request other than a request to change your asset allocation model, we will terminate your participation in the AAP and notify you of the termination. An exception to this is, if you transfer contract value from The Fixed Account into a fund or funds. In this case we will not terminate your participation in the AAP. You can re-elect to participate in the AAP at any time.

While participating in the Guaranteed Minimum Accumulation Benefit or the Guaranteed Minimum Income Benefit you may transfer your contract value by changing asset allocation models. In order to request a transfer, other than a request to change your asset allocation model, you must first terminate the Guaranteed Minimum Accumulation Benefit or the Guaranteed Minimum Income Benefit by submitting the appropriate form to the Annuity Service Center. You cannot re-elect participation in the Guaranteed Minimum Accumulation Benefit or the Guaranteed Minimum Income Benefit.

Selecting a Different Asset Allocation Model.  At any time, you may change your asset allocation model to any of the available asset allocation models by contacting the Annuity Service Center.

Canceling Participation in AAP.  You can cancel your participation in the AAP at any time by contacting the Annuity Service Center. If you have elected the Guaranteed Minimum Accumulation Benefit or the Guaranteed Minimum Income Benefit, you cannot cancel participation in the AAP without first canceling the Guaranteed Minimum Accumulation Benefit or Guaranteed Minimum Income Benefit by submitting the appropriate form to the Annuity Service Center. You can re-elect participation in the AAP, but you cannot re-elect participation in the Guaranteed Minimum Accumulation Benefit or Guaranteed Minimum Income Benefit.

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Additional Restrictions.  While you are participating in the AAP, you cannot also participate in the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, a DCA Fixed Account or the Automatic Rebalancing Program.

Important Considerations.

•	There is no assurance that an asset allocation model will not lose money or that investment results will not experience some volatility.

•	Historical market and asset class performance may differ in the future from the historical performance and assumptions upon which the asset allocation models are built.

•	Allocation to a single asset class may outperform an asset allocation model, so that you would have obtained better returns in a single fund or funds representing a single asset class than in an asset allocation model. Asset allocation model performance is dependent upon the performance of the funds in the model.

•	The timing of your investment and the frequency of automatic rebalancing may affect performance.

•	The value of the funds will fluctuate, and when redeemed, may be worth more or less than the original cost.

•	We have the right to terminate or change the AAP at any time.

Separate Account Dollar Cost Averaging Program

The Separate Account Dollar Cost Averaging Program allows you to systematically transfer a set amount from a selected fund to any of the other funds. By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations. The Separate Account Dollar Cost Averaging Program is available only during the accumulation phase.

Dollar cost averaging does not assure a profit and does not protect you against loss in declining markets. Since dollar cost averaging involves continuous investment in securities regardless of fluctuating price levels of such securities, you should consider your financial ability to continue the Separate Account Dollar Cost Averaging Program through periods of fluctuating price levels.

You must have at least $600 in the fund you have selected to transfer contract value from in order to participate in the Separate Account Dollar Cost Averaging Program. The minimum amount you can transfer is $100. We reserve the right to increase the minimum to $250.

The minimum duration of participation in any Separate Account Dollar Cost Averaging Program is currently 6 months. You can choose the frequency at which the dollar cost averaging transfers are to be made, i.e., monthly, quarterly, semi-annually or annually. You will also choose the specific date when the first dollar cost averaging transfer is made. However, if you select a date that is less than 5 business days from the date we receive your fully completed election form or your request over the telephone and payment at our Annuity Service Center, we may defer the first transfer for one month. If you do not select a start date, we will automatically start the Separate Account Dollar Cost Averaging Program within 5 business days from the date we receive your fully completed election form or request over the telephone. You may make changes to your selection, including termination of the program, by written request or by request over the telephone.

If you participate in the Separate Account Dollar Cost Averaging Program, we do not take the transfers made under the program into account in determining any transfer fee.

You can only participate in one Separate Account Dollar Cost Averaging Program at a time. Further, if you are participating in the Separate Account Dollar Cost Averaging Program you cannot also participate in the Guaranteed Minimum Accumulation Benefit, the Guaranteed Minimum Income Benefit, the Asset Allocation Program, the Automatic Rebalancing Program, the Interest Sweep Option, or a DCA Fixed Account.

Your Separate Account Dollar Cost Averaging Program will terminate:

•	if you withdraw the total contract value;

•	upon payment of the death benefit;

•	if the last transfer you selected has been made;

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•	if there is insufficient contract value to make the transfer; or

•	if we receive from you a written request or request over the telephone to terminate the program at our Annuity Service Center at least 5 business days prior to the next transfer date.

We do not charge you for participation in the Separate Account Dollar Cost Averaging Program. We have the right to modify, terminate or suspend the Separate Account Dollar Cost Averaging Program.

Automatic Rebalancing Program

Over time, the performance of each fund may cause your allocation to shift from your original allocation. You can direct us to automatically rebalance your contract value allocated to the funds in order to return to your original percentage allocations by selecting our Automatic Rebalancing Program. Contract value allocated to the fixed accounts cannot participate in the Automatic Rebalancing Program.

You can tell us whether to rebalance monthly, quarterly, semi-annually or annually. The Automatic Rebalancing Program is available only during the accumulation phase. If you participate in the Automatic Rebalancing Program, the transfers made under the program are not taken into account in determining any transfer fee.

You cannot participate in the Automatic Rebalancing Program if you are participating in the Guaranteed Minimum Accumulation Benefit, the Guaranteed Minimum Income Benefit, the Asset Allocation Program, a Separate Account Dollar Cost Averaging Program, a DCA Fixed Account, or the Interest Sweep Option.

You can terminate the Automatic Rebalancing Program at anytime by giving us written notice or notice over the telephone. Any unscheduled transfer request will automatically terminate the Automatic Rebalancing Program election.

We do not charge you for participation in the Automatic Rebalancing Program.

Example:

Assume that you want your initial purchase payment split between 2 funds. You want 40% to be in the Oppenheimer Strategic Bond Fund/VA and 60% to be in the MML Equity Fund. Over the next 2 1/2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Oppenheimer Strategic Bond Fund/VA now represents 50% of your holdings because of its increase in value. If you had chosen to have your holdings rebalanced quarterly, on the first day of the next quarter, we would sell some of your units in the Oppenheimer Strategic Bond Fund/VA to bring its value back to 40% and use the money to buy more units in the MML Equity Fund to increase those holdings to 60%.

Interest Sweep Option

Under this program, we will automatically transfer earnings from your contract value in The Fixed Account to one or more selected funds. By allocating these earnings to the funds, you can pursue further growth in the value of your contract through more aggressive investments. However, the Interest Sweep Option does not assure profit and does not protect against loss in declining markets. The Interest Sweep Option is available only during the accumulation phase. You may request that the earnings be transferred from The Fixed Account on a monthly, quarterly, semiannual or annual frequency.

To participate in this program, you must have at least $5,000 in The Fixed Account at the time of transfer. While the program is in effect, you can adjust your allocations as necessary.

This program will terminate:

•	if you withdraw the total contract value from The Fixed Account;

•	upon payment of the death benefit;

•	if you begin the income phase of your contract; or

•	if we receive your written request or request over the telephone to terminate the program at least 5 business days prior to the next scheduled transfer date.

You may not participate in the Interest Sweep Option if you are participating in the Guaranteed Minimum Accumulation Benefit, the Guaranteed Minimum Income Benefit, the Asset Allocation Program, a Separate Account Dollar Cost Averaging Program, a DCA Fixed Account, or the Automatic Rebalancing Program.

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We do not charge you for participation in the Interest Sweep Option.

Withdrawals

During the accumulation phase you may make either partial or total withdrawals of your contract value. We take any partial withdrawal proportionally from your contract value in your selected investment choices. We reserve the right to limit you to one partial withdrawal per contract year.

Any partial withdrawal must be at least $100. For non-qualified contracts, after you make a partial withdrawal, you must keep at least $5,000 in your contract. For qualified contracts the amount is $2,000, unless your partial withdrawal is a minimum required distribution. Withdrawals may be subject to a contingent deferred sales charge.

When you make a total withdrawal you will receive the value of your contract:

•	less any applicable contingent deferred sales charge;

•	less any applicable premium tax;

•	less any contract maintenance charge, and

•	less any purchase payments we credited to your contract that have not cleared the bank, until they clear the bank.

Requests in Writing. To request a withdrawal in writing, submit to the Annuity Service Center, our fully completed, partial surrender or surrender form. If your withdrawal involves an exchange or transfer of assets to another financial institution, we also require a “letter of acceptance” from the financial institution.

Requests By Telephone. We do not allow full withdrawal requests by telephone. However, you may request partial withdrawals by telephone subject to the following rules:

•	The person requesting the partial withdrawal is the contract owner;

•	The withdrawal amount may not exceed $25,000;

•	The check will be made payable to the contract owner and joint contract owner, if applicable;

•	The check will be sent to the address of the contract owner requesting the partial withdrawal;

•	A change of address must not have been made within 30 calendar days prior to the partial withdrawal request;

•	The request must not be for a withdrawal that is part of a series of substantially equal periodic payments made for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary; and

•	The contract must be a non-qualified contract or IRA contract (excluding deferred compensation plans).

Partial withdrawal requests by telephone will not be available to you if we are currently waiving the deferred sales charge in accordance with the nursing home waiver benefit.

Withdrawal Effective Date. For written requests, your withdrawal is effective on the business day we receive, at our Annuity Service Center, our partial surrender or surrender form, fully completed, and, if applicable, a “letter of acceptance.” If we receive this item(s) at our Annuity Service Center on a non-business day or after our business day closes, your withdrawal request will be effective on the next business day. For telephone requests during the business day, your withdrawal is effective on the business day we receive your call. For calls received after the close of the business day, your withdrawal will be effective on the next business day.

Delivery of Withdrawal Amount. We will pay any withdrawal amount within 7 days of the withdrawal effective date, unless we are required to suspend or postpone withdrawal payments.

Systematic Withdrawal Program

This program provides for an automatic monthly, quarterly, semi-annual or annual payment to you from your contract of at least $100. Your contract value must be at least $25,000 to initiate the withdrawal plan. We do not charge you for participation in the Systematic Withdrawal Program. We will take any withdrawal under this program proportionally from your contract value in your selected investment choices.

You may elect this program in writing or over the telephone. Requests made over the telephone are subject to the rules for requests by telephone described in the Withdrawals section of this prospectus. You may not participate in the systematic withdrawal program if we are currently

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waiving the contingent deferred sales charge in accordance with the nursing home waiver benefit.

Your systematic withdrawal program will begin on the start date you selected as long as we receive your fully completed written request or your request over the telephone at least 5 days before the start date you selected.

If you elect to receive your payment pursuant to an electronic funds transfer (“EFT”), we must receive a fully completed written request at least 10 days before the start date you elected.

We may defer the start of your systematic withdrawal program for one month if the start date you selected is less than 5 days (10 days for an EFT) after we receive your fully completed written request or request over the telephone. If you do not select a start date, we will automatically begin systematic withdrawals within 5 days (10 days for an EFT) after we receive your fully completed written request or request over the telephone. If you are currently participating in a Systematic Withdrawal Program and you want to begin receiving your payments pursuant to an EFT, we will need 10 days notice to implement this change.

Your systematic withdrawal program ends:

•	if you withdraw your total contract value;

•	upon payment of the death benefit;

•	if we process the last withdrawal you selected;

•	if you begin receiving annuity payments; or

•	if you give us a written request or request over the telephone to terminate your program. We must receive your request at least 5 business days before the next withdrawal date.

Income taxes, tax penalties, a contingent deferred sales charge and certain restrictions may apply to any withdrawal you make.

Expenses

There are charges and other expenses associated with the contracts that reduce the return on your investment in the contract. These charges and expenses are:

Insurance Charges

Each business day we deduct our insurance charges from the assets of the separate account. We do this as part of our calculation of the value of the accumulation units and the annuity units. There are three types of insurance charges: (1) the mortality and expense risk charge (2) the administrative charge and (3) charges for additional features.

Mortality and Expense Risk Charge

This charge is equal, on an annual basis, to 1.50% of the daily value of the assets invested in each fund, after fund expenses are deducted. We may increase this charge, but it will never exceed 1.75%. This charge is for:

•	the mortality risk associated with the insurance benefits provided, including our obligation to make annuity payments after the annuity date regardless of how long all annuitants live, the death benefits, and the guarantee of rates used to determine your annuity payments during the income phase;

•	the expense risk that the current charges will be insufficient to cover the actual cost of administering the contract.

Administrative Charge

This charge is equal, on an annual basis, to 0.15% of the daily value of the assets invested in each fund, after fund expenses are deducted. We assess this charge, together with the annual contract maintenance charge, to reimburse us for all the expenses associated with the administration of the contract and the separate account. Some of these expenses are: preparation of the contract, confirmations, annual reports and statements, maintenance of contract records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs. We can increase this charge, but the charge will never exceed 0.25%.

Contract Value/Expenses

Charges for Additional Features

Annual Ratchet Death Benefit Charge

If you select the Annual Ratchet Death Benefit, we will assess a charge. This charge is equal, on an annual basis, to 0.50% of the daily value of the assets invested in each fund, after fund expenses are deducted. We can increase this charge, but the charge will never exceed 0.90%.

Guaranteed Minimum Accumulation Benefit Charge

If you elect the Guaranteed Minimum Accumulation Benefit, we will assess a charge. This charge is equal, on an annual basis, to 0.40% of the daily value of the assets invested in each fund, after fund expenses are deducted. We can increase this charge, but the charge will never exceed 1.00%. If you elect to discontinue the Guaranteed Minimum Accumulation Benefit and its associated benefit, the charge will be discontinued on the business day we receive our fully completed form at our Annuity Service Center.

Guaranteed Minimum Income Benefit Charge

If you elect the GMIB, we will deduct a charge from your contract value in the funds. This charge is equal, on an annual basis, to 0.65% of the daily value of the assets invested in each fund, after fund expenses are deducted. We can increase this charge, but the charge will never exceed 1.25%. If you elect to discontinue the Guaranteed Minimum Income Benefit and its associated benefit, the charge will be discontinued on the business day we receive our fully completed form at our Annuity Service Center.

Annual Contract Maintenance Charge

At the end of each contract year, we deduct $40 from your contract value in the Separate Account as an annual contract maintenance charge. The actual amount we deduct may vary by state. We may increase this charge, but it will not exceed $60. If we increase this charge, we will give you 90 days prior notice. Subject to state regulations, we will deduct the annual contract maintenance charge proportionately from your contract value invested in the funds.

If you make a total withdrawal from your contract we will deduct the full annual contract maintenance charge. If your contract enters the income phase on a date other than its contract anniversary we will deduct a pro rata portion of the charge. During the income phase, we will deduct this charge pro rata from each payment.

Contingent Deferred Sales Charge

We do not deduct a sales charge when we receive a purchase payment. However, we may assess a contingent deferred sales charge on the amount you withdraw that exceeds the free withdrawal amount and the amount you apply to an annuity option. We use this charge to cover certain expenses relating to the sale of the contract. The charge is a percentage of the amount you withdraw or apply to an annuity option.

If we assess a contingent deferred sales charge, we will deduct it proportionally from the remaining contract value in your selected investment options. If there is not enough contract value remaining, we will deduct the charge from the amount you withdraw.

The amount of the charge depends on the amount you withdraw or apply to an annuity option and the length of time between when we issued your contract and when you make a withdrawal or apply a portion or all of your contract value to an annuity option. The contingent deferred sales charge is assessed as follows:

Contract Year When Withdrawal is Made or Contract Value is Applied to an Annuity Option	Charge (as a percentage of the amount you withdraw or apply to an annuity option)
1st Year	7%
2nd Year	6%
3rd Year	6%
4th Year	4%
5th Year	3%
6th Year and thereafter	0%

We guarantee that the aggregate contingent deferred sales charge will never exceed 9% of your total purchase payments.

In addition to the free withdrawals described later in this section, we will not impose a contingent deferred sales charge under the following circumstances.

Expenses

•	Upon payment of the death benefit;

•	Upon payment of a minimum required distribution that exceeds the free withdrawal amount;

•	If you are 59 1/2 or older, and you apply a part of or all your contract value:

•	under a fixed lifetime payment option;

•	under a fixed annuity, fixed term payment option with payments for 10 years or more;

•	to purchase a single premium immediate life annuity issued by us or one of our affiliates;

•	to purchase a single premium immediate annuity certain, with payments guaranteed for 10 years or more, issued by us or one of our affiliates.

•	If you apply a part of or all your contract value:

•	under a variable lifetime payment option; or

•	under a variable fixed time payment option, with payments for 10 years or more.

•	If you redeem “excess contributions” to a plan qualifying for special income tax treatment. These types of plans are referred to as Qualified Plans, including Individual Retirement Annuities (IRAs). We look to the Internal Revenue Code for the definition and description of excess contributions.

•	When the contract is exchanged for another variable annuity contract issued by us or one of our affiliated insurance companies, of the type and class which we determine is eligible for such an exchange. A contingent deferred sales charge may apply to the contract received in the exchange. A reduced contingent deferred sales charge schedule may apply under this contract if another variable annuity contract issued by us or one of our affiliated insurance companies is exchanged for this contract. Exchange programs may not be available in all states. We have the right to modify, suspend or terminate any exchange program any time without prior notification. If you want more information about our current exchange programs, contact your registered representative or us at our Annuity Service Center.

•	If the Nursing Home Waiver Benefit is in effect.

Free Withdrawals

In your first contract year, you may withdraw, without incurring a contingent deferred sales charge, up to 10% of your purchase payments reduced by any free withdrawal amount previously taken during the contract year. Beginning in the second contract year, you may withdraw up to 10% of your contract value as of the end of the previous contract year, plus 10% of any purchase payment received in the current contract year, reduced by any free withdrawal amount previously taken during the current contract year. You may take the 10% in multiple withdrawals each contract year.

Nursing Home Waiver Benefit

Also known in certain states as the Nursing Home Waiver of Contingent Deferred Sales Charge Rider.

Subject to state availability, you may withdraw all or a portion of your contract value without incurring a contingent deferred sales charge if we receive written confirmation at our Annuity Service Center that you have been admitted to a licensed nursing care facility after your purchase of this contract subject to the following requirements:

1.	You are past your first contract year.

2.	If you resided in a licensed nursing care facility within 2 years prior to contract issue, the benefit is not available to you; however, for contracts issued in New York, if the waiver is unavailable to you for this reason, you will automatically become eligible 2 years following the date of discharge from a licensed nursing care facility;

3.	Your stay in a licensed nursing care facility is prescribed by a physician and is medically necessary.

4.	You provide us with written documentation satisfactory to us that confirms that you still reside in a licensed nursing care facility every time you request a partial withdrawal.

5.	You make each withdrawal request while you are presently confined in a licensed nursing care facility for a period of not less than 90 days.

If we are currently waiving the contingent deferred sales charge in accordance with this feature, you may not participate in the Systematic Withdrawal Program.

We define a licensed nursing care facility to be an institution licensed by the state in which it is

Expenses

located to provide skilled nursing care, intermediate nursing care or custodial nursing care.

Premium Taxes

Some states and other governmental entities charge premium taxes or similar taxes. We are responsible for the payment of these taxes and will make a deduction from your contract value for them. Some of these taxes are due when your contract is issued, others are due when annuity payments begin. Currently we do not charge you for these taxes until you begin receiving annuity payments or you make a total withdrawal. We may discontinue this practice and assess the charge when the tax is due. Premium taxes generally range from 0% to 3.5%, depending on the state.

Transfer Fee

During the accumulation phase, you can make 12 free transfers every calendar year. If you make more than 12 transfers a calendar year, we will deduct a transfer fee of $20. Any transfers you make as a part of the Asset Allocation Program, the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, the DCA Fixed Accounts or the Automatic Rebalancing Program or by using our automated voice response system or the internet (subject to availability) are not subject to the assessment of a transfer fee, and therefore, do not count toward your 12 free transfers every calendar year.

We will deduct any transfer fee from the amount remaining in the investment choice. If you transfer the entire amount in an investment choice, we will deduct the transfer fee from the amount you transfer.

During the income phase, we allow 6 transfers each calendar year and they are not subject to a transfer fee. We consider all transfers made on one business day as one transfer.

Income Taxes

We will deduct from the contract any income taxes which we incur because of the operation of the separate account. At the present time, we are not making any such deductions. We will deduct any withholding taxes required by law.

Fund Expenses

There are deductions from and expenses paid out of the assets of the various funds, which are described in the fund prospectuses. We may enter into certain arrangements under which we are reimbursed by the funds’ advisors, distributors and/or affiliates for the administrative service that we provide.

Expenses

The Income Phase

If you want to receive regular income from your annuity, you can elect to apply all or part of your contract value so that you can receive fixed and/or variable annuity payments under one of five annuity options. If you elect to apply part of your contract value to an annuity option, we will treat each annuity payment as a withdrawal. You must specify the portion of your contract value to be applied to an annuity option, and if it is not the full contract value, the amount must be at least $10,000.

You may receive annuity payments by electronic funds transfer (EFT). However, we only allow an EFT of your annuity payments to one account. When you set up an EFT, the account number you provide to us must be used for all annuity payments you receive from this contract and from any other contract we or our affiliates may issue to you. You may change the account number at any time.

We currently do not restrict the number of times in a contract year that you can elect to apply part of your contract value to an annuity option. However, we reserve the right to limit the number of times that you can elect to apply part of your contract value to an annuity option to once a contract year.

Please consult a tax adviser prior to applying a portion of your contract value to an annuity option in order to discuss the tax implications associated with such a transaction.

You can choose the month and year in which those annuity payments begin. We call that date the annuity date. This date must be at least 30 days (13 months for contracts issued in New York) after you purchase your contract. You choose your annuity date when you purchase your contract. You can change it at any time before the annuity date provided you give us 30 days written notice. If you do not choose an annuity option, we will assume that you selected Life Income with 10 years of payments guaranteed. Annuity payments must begin by the earlier of:

(1)	The 100th birthday of the annuitant or oldest joint annuitant (90th birthday for contracts issued in New York);

(2)	Your 100th birthday if you are not the annuitant or the 100th birthday of the oldest joint owner (90th birthday for contracts issued in New York); or

(3)	The latest date permitted under state law.

We may base annuity payments on the age and sex of the annuitant under all options except Annuity Option E. We may require proof of age and sex before annuity payments begin.

At the annuity date, you have the same fund choices that you had in the accumulation phase. You can choose whether payments will be fixed, variable, or a combination of both. If you do not tell us otherwise, we will base your annuity payments on the investment allocations that are in place on the annuity date. Therefore, any amounts in the funds will be applied to a variable payout and any amounts in the fixed accounts will be applied to a fixed payout.

If your contract value is less than $2,000 on the annuity date, we reserve the right to pay you a lump sum rather than a series of annuity payments. If any annuity payment is less than $100 ($20 for contracts issued in New York), we reserve the right to change the payment basis to equivalent less frequent payments. In order to avoid adverse tax consequences, you should begin to take distributions from your tax-qualified contract at least equal to the minimum amount required by the IRS, no later than the required beginning date. If your contract is an IRA that date should be no later than April 1 of the year after you reach age 70 1/2. For qualified plans, that date is no later than April 1 of the year following the later of the year you reach age 70 1/2 or the year in which you retire.

Fixed Annuity Payments

If you choose fixed payments, the payment amount will not vary. The payment amount will depend upon the following:

•	the value of your contract on the annuity date or your Guaranteed Minimum Income Benefit value on the annuity date, if applicable;

•	the deduction of premium taxes, if applicable;

The Income Phase

•	the deduction of the annual contract maintenance charge, if applicable;

•	the deduction of a contingent deferred sales charge, if applicable;

•	the annuity option you select; and

•	the age and sex of the annuitant or joint annuitants, if applicable.

To determine if a contingent deferred sales charge may apply, see “Expenses – Contingent Deferred Sales Charge.”

Variable Annuity Payments

You may not elect a variable annuity payment if you are exercising the Guaranteed Minimum Income Benefit.

If you choose variable payments, the payment amount will vary with the investment performance of the funds. The first payment amount will depend on the following:

•	the value of your contract on the annuity date;

•	the deduction of premium taxes, if applicable;

•	the deduction of the annual contract maintenance charge, if applicable;

•	the deduction of a contingent deferred sales charge, if applicable;

•	the annuity option you select;

•	the age and sex of the annuitant or joint annuitants, if applicable; and

•	an assumed investment rate (AIR) of 4% per year.

To determine if a contingent deferred sales charge may apply, see “Expenses – Contingent Deferred Sales Charge.”

Future variable payments will depend on the performance of the funds you selected. If the actual performance exceeds the 4% assumed investment rate plus the deductions for expenses, your annuity payments will increase. Similarly, if the actual rate is less than 4% plus the amount of the deductions, your annuity payments will decrease.

Annuity Unit Value

In order to keep track of the value of your variable annuity payment, we use a unit of measure called an annuity unit. We calculate the number of your annuity units at the beginning of the income phase. During the income phase, the number of annuity units will not change. However, the value of your annuity units will change to reflect the investment performance of the funds you selected. The insurance charge applied as part of the calculation of the annuity unit value will be the insurance charge assessed at the time you apply all or part of your contract value to an annuity option. The Statement of Additional Information contains more information on how annuity payments and annuity unit values are calculated.

Annuity Options

The available annuity options are listed below. We may consent to other plans of payment in addition to those listed. After annuity payments begin, you cannot change the annuity option, the frequency of annuity payments, or make withdrawals, except as described under Annuity Option E. We will not deduct a contingent deferred sales charge from your annuity payments, except as described under Annuity Option E.

Annuity Option A – Life Income.  Under this option we make fixed and/or variable periodic payments as long as the annuitant is alive. When the annuitant dies we stop making payments.

Annuity Option B—Life Income with Period Certain.  We will make fixed and/or variable periodic payments for a guaranteed period, or as long as the annuitant lives, whichever is longer. The guaranteed period may be 5, 10 or 20 years. If the annuitant dies, the beneficiary may elect a lump sum payment equal to the present value of the remaining guaranteed annuity payments, without incurring a contingent deferred sales charge.

Annuity Option C – Joint and Last Survivor Annuity.  We will make fixed and/or variable periodic payments during the joint lifetime of 2 annuitants. When one annuitant dies, we will continue making these payments to the survivor as if both annuitants were alive. We will not make payments after both annuitants have died.

Annuity Option D – Joint and 2/3 Survivor Annuity.  We will make fixed and/or variable periodic payments during the joint lifetime of 2 annuitants. When one annuitant dies, we will continue making payments to the survivor at the

The Income Phase

level of 2/3rds of the original basis. We will not make payments after both annuitants have died.

Annuity Option E – Period Certain Annuity.  We will make fixed and/or variable periodic payments for a specified period. The specified period must be at least 5 years and cannot be more than 30 years. If, after you begin receiving payments, you would like to receive all or part of the present value of the payments under this annuity option at any time, you may elect to receive it in a lump sum or have it applied to another annuity option. If you so elect, your future payments will be adjusted accordingly. In most states, we will deduct a contingent deferred sales charge if you apply all or a part of your contract value to this option if the period certain is less than 10 years. If we do not deduct a contingent deferred sales charge at that time, we will deduct a contingent deferred sales charge if you subsequently request a lump-sum payment. If the annuitant dies, the beneficiary may elect a lump sum payment equal to the present value of the remaining guaranteed annuity payments, and we will not deduct a contingent deferred sales charge.

Limitation on Payment Options.  If you purchase a contract as an IRA, the Internal Revenue Code imposes restrictions on the types of payment options that you may elect.

Death Benefit

Death of Contract Owner During the Accumulation Phase

If you or the joint owner dies during the accumulation phase, we will pay a death benefit to your primary beneficiary. If the joint owner dies, we will treat the surviving joint owner, if any, as the primary beneficiary. We will treat any other beneficiary designation on record at the time of death as a contingent beneficiary unless you have changed it in writing. Your beneficiary may request that the death benefit be paid under one of the death benefit options. If the beneficiary is your spouse, he or she may elect to become the owner of the contract at the death benefit amount payable.

Death Benefit Amount During the Accumulation Phase

The death benefit amount depends upon the death benefit feature in effect at the time of your death or, if the contract is owned by a non-natural entity, the annuitant’s death. The contract offers two death benefit features: the Basic Death Benefit or, for an additional charge, the Annual Ratchet Death Benefit.

You may only select one death benefit feature and you cannot change your selection once we issue your contract. If you do not select a death benefit feature when we issue your contract, the death benefit feature under your contract will be the Basic Death Benefit.

Basic Death Benefit.  Prior to you reaching age 80, the death benefit is the greater of your contract value, or your purchase payments reduced by an adjustment for withdrawals and any applicable charges. We calculate the adjustment for withdrawals as follows:

•	The withdrawal amount, including any applicable charges;

•	divided by your contract value immediately prior to the withdrawal; with the result

•	multiplied by the most recently calculated death benefit value.

These values are those we determine as of the business day we receive proof of death and election of the payment method at our Annuity Service Center. At age 80 and beyond, the value of the basic death benefit is your contract value as of the business day we receive proof of death and election of the payment method at our Annuity Service Center.

If there are joint owners of the contract, we will use the age of the oldest joint owner to determine the death benefit amount. If the contract is owned by a non-natural person, we will use the age of the annuitant to determine the death benefit amount.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the death benefit amount.

Annual Ratchet Death Benefit.  For an additional charge, at time of contract issue you may select the

The Income Phase/Death Benefit

Annual Ratchet Death Benefit. The amount of the death benefit will be the greatest of:

(A)	Your contract value, or

(B)	The value of the annual ratchet death benefit, or

(C)	Your purchase payments reduced by an adjustment for withdrawals and applicable charges.

For (C) we calculate the adjustment for withdrawals as follows:

•	The withdrawal amount, including any applicable charges;

•	divided by your contract value immediately prior to the withdrawal; with the result

•	multiplied by the most recently calculated death benefit value.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the death benefit amount.

The values in (A), (B) and (C) above are those we determine as of the business day we receive proof of death and election of the payment method at our Annuity Service Center.

Value of the Annual Ratchet Death Benefit. When we issue your contract, the initial annual ratchet death benefit will be equal to your initial purchase payment. Prior to you, the oldest joint owner, or the annuitant (if the contract is owned by a non-natural person) reaching age 80, we recalculate the value of the annual ratchet death benefit on each contract anniversary, each time you make a withdrawal and each time you apply a purchase payment. Your first contract anniversary is one calendar year from the date we issue your contract.

Since we calculate your annual ratchet death benefit on every contract anniversary, your “most recently calculated annual ratchet death benefit” is the value calculated on your most recent contract anniversary, provided you haven’t made a payment or withdrawal since your most recent contract anniversary.

If you have made a payment or withdrawal since your most recent contract anniversary, your “most recently calculated annual ratchet death benefit” is calculated when you made your most recent withdrawal or payment. The recalculation works as follows:

1.	Each time you make a withdrawal, the annual ratchet death benefit is equal to the most recently calculated annual ratchet death benefit reduced by an adjustment for withdrawals.

2.	Each time you make a purchase payment the annual ratchet death benefit is equal to the most recently calculated annual ratchet death benefit plus the purchase payment.

3.	Each contract anniversary, the annual ratchet death benefit is equal to the most recently calculated annual ratchet death benefit or your contract value, whichever is greater.

At age 80 and beyond, the annual ratchet death benefit is the value of the annual ratchet death benefit at age 80 adjusted to reflect purchase payments and withdrawals as described in “2” and “3” above.

Cost of Annual Ratchet Death Benefit.  If you select the Annual Ratchet Death Benefit, we will deduct a charge from your contract value in the funds. This charge is equal, on an annual basis, to 0.50% of the daily value of the assets invested in each fund, after fund expenses are deducted. We can increase this charge, but the charge will never exceed 0.90%.

Death Benefit Payment Options During the Accumulation Phase

A beneficiary, who is not your surviving spouse, must elect to receive the death benefit under one of the following options, in the event you die during the accumulation phase:

Option 1 – lump sum payment of the death benefit; or

Option 2 – the payment of the entire death benefit within 5 years of the date of death; or

Option 3 – payment of the death benefit under an annuity option over the lifetime of the beneficiary or over a period not extending beyond the life expectancy of the beneficiary with distribution beginning within 1 year of the date of your death or any joint owner.

If a lump sum payment is requested, we will pay the amount within 7 days after we receive due proof of death and other necessary information at

Death Benefit

our Annuity Service Center, unless we are required to suspend or delay payment. Payment to the beneficiary, in any form other than a lump sum, may only be elected during the 60 day period beginning with the date of receipt by us of proof of death.

A surviving spouse who is the primary beneficiary under the contract may elect to continue the contract in his or her own name at the death benefit amount and exercise all of the contract owner’s rights under the contract, elect a lump sum payment of the death benefit, or apply the death benefit to an annuity option. This election can only be made once while the contract is in effect. If your spouse does not make an election within 60 calendar days of our receipt of due proof of death, we will consider your surviving spouse to have continued the contract in his/her name.

Death of Contract Owner During the Income Phase

If you or the joint owner dies during the income phase, but the annuitant is still alive, we will pay the remaining payments under the annuity option elected at least as rapidly as under the method of distribution in effect at the time of your death.

Death of Annuitant

If the annuitant, who is not the owner or joint owner, dies during the accumulation phase, you can name a new annuitant subject to the underwriting rules we have in effect at the time. If you do not name an annuitant within 30 days of the death of the annuitant, you will become the annuitant. However, if the owner is a non-natural person we will treat the death of the annuitant as the death of the owner, and you may not name a new annuitant. You cannot name a new annuitant once the Income Phase begins. Upon the death of the annuitant on or after the annuity date, the death benefit, if any, is as specified in the annuity option elected. We will pay death benefits at least as rapidly as under the method of distribution in effect at the annuitant’s death.

Additional Features

Subject to state availability, the following features are available for an additional charge or credit. We only allow you to elect the Guaranteed Minimum Income Benefit or the Guaranteed Minimum Accumulation Benefit at the time we issue your contract.

Guaranteed Minimum Income Benefit (GMIB)

What is the GMIB?  If you elect the GMIB, we guarantee that, when you apply all or a part of your contract value to receive fixed annuity payments through a life contingent annuity option, the amount you apply to the annuity option will equal a specified amount called the GMIB value. This can be a benefit if there is a downward movement in the stock market that causes your contract value to decline to a value that is lower than the GMIB value.

Required Participation in the Asset Allocation Program.  In order to participate in the GMIB, you must participate in the Asset Allocation Program and select one of the asset allocation models offered through the Asset Allocation Program. Your selected asset allocation model will determine which investment choices your contract value is invested in and how much is allocated to each investment choice. You can choose to change your asset allocation model at any time. Currently, none of the asset allocation models include the fixed accounts. While participating in the Asset Allocation Program and the GMIB you may transfer your contract value by changing asset allocation models. In order to request a transfer other than a change of asset allocation model, you must first terminate the GMIB, then when you submit a transfer request we will process your transfer and also terminate your participation in the Asset Allocation Program. You cannot re-elect participation in the GMIB, but you can re-elect participation in the Asset Allocation Program. For additional detail about the Asset Allocation Program, please see “Contract Value – Asset Allocation Program.”

Subsequent Payments with the GMIB & the Asset Allocation Program.  If you allocate a subsequent

Death Benefit/Additional Features

purchase payment in a manner that does not follow your selected asset allocation model, we will apply your payment as you request. However, while you are participating in the Asset Allocation Program, we will periodically rebalance your contract value among the investment choices to maintain your selected asset allocation model strategy. Thus, if you allocate contract value to a fund that is not in your selected asset allocation model, when we rebalance, we will reallocate the contract value in that fund in accordance with your selected asset allocation model. We do not allow you to allocate purchase payments or contract value to the fixed accounts while participating in the GMIB.

Eligibility for the GMIB Value.  You will be eligible to apply the GMIB value to an annuity option if:

1.	You elected the GMIB at time of contract issue;

2.	You participated in the Asset Allocation Program at the time of contract issue, and remain in the program until your contract enters the Income Phase;

3.	Your contract is beyond its 7th contract year (we measure a contract year from the anniversary of the day we issued your contract);

4.	The annuitant reaches age 60;

5.	You select to begin the Income Phase;

6.	You select to receive fixed annuity payments through a life contingent annuity option;

7.	You apply all or a portion of your contract value to an annuity option.

If you elect the GMIB, but items 2 through 7 are not met, you will not be eligible to apply the GMIB value to an annuity option, even if you have paid for the feature over several or all contract years.

How do we calculate the GMIB value?  The GMIB value will equal:

•	Your total purchase payments to your contract as of the end of your 2nd contract year;

•	each purchase payment increased by a compounded annual rate of 5% starting from the date each is credited to your contract value;

•	reduced by an adjustment for any withdrawals.

The adjustment for withdrawals is calculated as follows:

•	The withdrawal amount, including any applicable charges;

•	divided by your contract value immediately prior to the withdrawal; with the result

•	multiplied by the most recently calculated GMIB value.

If the GMIB value is higher than the maximum GMIB value allowed, then your GMIB value will equal the maximum which is 200% of the purchase payments made to your contract value in the first two contract years, adjusted for withdrawals. When the annuitant reaches age 80, the GMIB value will no longer increase.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the GMIB.

What does the GMIB cost?  If you elect the GMIB, we will deduct a charge from your contract value in the funds until you apply your full contract value to an annuity option or cancel the GMIB. This charge is equal, on an annual basis, to 0.65% of the daily value of the assets invested in each fund, after fund expenses are deducted. We can increase this charge, but the charge will never exceed 1.25%.

How do I elect the GMIB?  If the annuitant is under age 80 at time of contract issue, to elect the GMIB, you must:

•	Elect the GMIB at the time your contract is issued. Once we issue your contract, you cannot elect the GMIB.

•	Elect to participate in the Asset Allocation Program.

The GMIB may not be available in all states.

Can I cancel the GMIB?  We will terminate your selection of the GMIB on the business day we receive our fully completed form at our Annuity Service Center. We will not refund you for charges already deducted for the GMIB. However, the charge for this feature will be discontinued on the business day we receive our fully completed form at our Annuity Service Center. Once the GMIB is terminated, it cannot be reinstated. Once the GMIB is terminated, we will not terminate your participation in the Asset Allocation Program unless you contact us in writing or by calling the Annuity Service Center, or you make a transfer request.

Additional Features

Additional restrictions.  If you elect the GMIB, you cannot participate in the Guaranteed Minimum Accumulation Benefit, the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, a DCA Fixed Account or the Automatic Rebalancing Program.

Purchase rates and the GMIB.  The purchase rates available in connection with the GMIB are the minimum guaranteed purchase rates displayed in your contract. Alternative purchase rates, which may be more favorable, may apply to your contract value applied to an annuity option without election of the GMIB.

Important GMIB Considerations

The GMIB ensures the availability of a minimum contract value when you elect to apply all or a portion of your contract value to an annuity option and you choose to receive fixed annuity payments through a life contingent annuity option. This benefit may provide protection in the event of lower contract values that may result from the performance of the investment choices you choose. However, this benefit may not be appropriate for all contract owners. You should understand the GMIB completely before you elect this benefit feature.

•	The GMIB will only be applied if you begin the Income Phase, and you select to receive fixed payments through a life contingent annuity option (currently, Annuity Options A, B, C and D). If you select a different annuity option, or you never begin the Income Phase, you will not be eligible for the GMIB, even though you have paid for the benefit.

•	The GMIB does not in any way guarantee the performance of any of the investment choices available under this contract.

•	While participating in the GMIB you may transfer your contract value by changing asset allocation models. Otherwise, you cannot transfer your contract value among investment choices.

•	If you elect the GMIB, currently, you cannot allocate any contract value to the fixed accounts

•	Any purchase payments made after the second contract year could increase the cost of the GMIB value without a corresponding increase in the benefit.

•	If the GMIB value is not greater than your contract value when your contract enters the income phase, we will not apply the GMIB value to an annuity option, even though you have paid for the GMIB feature.

•	The GMIB feature stops accumulating after the annuitant reaches age 80 or the maximum benefit amount is achieved, whichever occurs first.

•	If when we issue your contract the annuitant is age 80 or older, you may not elect the GMIB.

•	Please consult with a qualified financial professional when you are evaluating the GMIB and all other aspects of the contract.

Guaranteed Minimum Accumulation Benefit (GMAB)

What is the GMAB?  If you elect the GMAB we guarantee that on your 10th contract anniversary, your contract value will equal no less than a specified amount called the GMAB value. This can be a benefit if there is a downward movement in the stock market that causes your contract value, applicable to purchase payments you made during the first two contract years adjusted proportionately for withdrawals and investment experience, to decline to a value that is lower than the GMAB value.

Required participation in the Asset Allocation Program.  In order to participate in the GMAB, you must participate in the Asset Allocation Program and select one of the asset allocation models offered through the Asset Allocation Program. Your selected asset allocation model will determine which investment choices your contract value is invested in and how much is allocated to each investment choice. You can choose to change your asset allocation model at any time. Currently, none of the asset allocation models include the fixed accounts. While participating in the Asset Allocation Program and the GMAB you may transfer your contract value by changing asset allocation models. In order to request a transfer other than a change of asset allocation model, you must first terminate the GMAB, and

Additional Features

then when you submit a transfer request we will process your transfer and also terminate your participation in the Asset Allocation Program. You cannot re-elect participation in the GMAB, but you can re-elect participation in the Asset Allocation Program. For additional detail on Asset Allocation Program, see “Contract Value – Asset Allocation Program.”

Subsequent Payments with GMAB & the Asset Allocation Program.  If you allocate a subsequent purchase payment in a manner that does not follow the asset allocation model, we will apply your payment as you request. However, while you are participating in an asset allocation model, we will periodically rebalance your contract value among the investment choices to maintain the asset allocation model strategy. Thus, if you allocate contract value to a fund that is not in the asset allocation model, when we rebalance, we will reallocate the contract value in that fund in accordance with the asset allocation model. We do not allow you to allocate purchase payments or contract value to the fixed accounts while participating in the GMAB.

Eligibility for the GMAB Value.  You will be eligible to receive the GMAB value if:

1.	You elected the GMAB at time of contract issue;

2.	You remain in your contract until your 10th contract anniversary;

3.	You participated in the Asset Allocation Program at the time of contract issue, and remain in the program until your 10th contract anniversary;

If you elect the GMAB, but items 2 and 3 are not met, you will not be eligible to receive the GMAB value, even though you have paid for the feature. As of your 10th contract anniversary, the GMAB will terminate. No benefits or charges will accrue thereafter.

At the end of your 10th contract year, if your contract value applicable to purchase payments made during the first two contract years adjusted proportionately for withdrawals and investment experience, is less than the GMAB value, we will credit your contract value on the next business day. If we credit your contract value, we will increase it by the difference between the GMAB value and your contract value applicable to purchase payments made during the first two contract years adjusted proportionately for withdrawals and investment experience calculated at the end of your 10th contract year. This credit will be applied proportionally to the funds you are invested in when we apply the credit. If you are not invested in any funds at that time, we will automatically apply the credit to the Oppenheimer Money Fund/VA.

At the end of your 10th contract year, if your contract value applicable to purchase payments made during the first two contract years adjusted proportionately for withdrawals and investment experience, is greater than the GMAB value, we will not credit your contract value.

How do we calculate the GMAB value?  The GMAB value will equal your total purchase payments to the contract as of the end of your 2nd contract year, reduced by an adjustment for any withdrawals. The adjustment for withdrawals is calculated as follows:

•	The withdrawal amount, including any applicable charges;

•	divided by your contract value immediately prior to the withdrawal; with the result

•	multiplied by the most recently calculated GMAB value.

We consider requests to apply part of your contract value to an annuity option as a withdrawal for purposes of calculating the GMAB.

What does the GMAB cost?  If you elect the GMAB, we will deduct a charge from your contract value in the funds. This charge is equal, on an annual basis, to 0.40% of the daily value of the assets invested in each fund, after fund expenses are deducted. We can increase this charge, but the charge will never exceed 1.00%.

How do I elect the GMAB?  To elect the GMAB, you must:

•	Elect the GMAB at the time your contract is issued. Once we issue your contract, you cannot elect the GMAB.

•	Elect to participate in the Asset Allocation Program.

The GMAB may not be available in all states.

Can I cancel the GMAB?  We will terminate your selection of the GMAB on the business day we receive our fully completed form at our Annuity Service Center. We will not refund charges already

Additional Features

deducted for the GMAB. However, the charge for this feature will be discontinued on the business day we receive our fully completed form at our Annuity Service Center. Once the GMAB is terminated, it cannot be re-elected. Once you have cancelled the GMAB, we will not terminate your participation in the Asset Allocation Program unless you contact us in writing or by calling the Annuity Service Center, or you make a transfer request.

Additional restrictions.  If you elect the GMAB, you cannot participate in the Guaranteed Minimum Income Benefit, the Separate Account Dollar Cost Averaging Program, the Interest Sweep Option, a DCA Fixed Account or the Automatic Rebalancing Program.

Important GMAB Considerations

The GMAB ensures that on your 10th contract anniversary, your contract value will equal no less than a specified amount called the GMAB value. This can be a benefit if there is a downward movement in the stock market that causes your contract value applicable to purchase payments made during the first two contract years adjusted proportionately for withdrawals and investment experience, to decline to a value that is lower than the GMAB value. However, this benefit may not be appropriate for all contract owners. You should understand the GMAB completely before you elect this benefit feature.

•	The GMAB does not in any way guarantee the performance of any of the investment choices available under this contract.

•	While participating in the GMAB you may transfer your contract value by changing asset allocation models. Otherwise, you cannot transfer your contract value among investment choices.

•	If you elect the GMAB, currently, you cannot allocate any contract value to the fixed accounts.

•	At the end of your 10th contract year, if your contract value applicable to purchase payments made during the first two contract years adjusted proportionately for withdrawals and investment experience, is greater than the GMAB value, we will not credit your contract value, even though you have paid for the GMAB.

•	Any purchase payments made after the second contract year could increase the cost of the GMAB, without a corresponding increase in the benefit.

•	Please consult with a qualified financial professional when you are evaluating the GMAB and all other aspects of the contract.

Electronic Document Delivery Credit

In most states, for any contract year prior to 2008, we will provide an annual $24 credit to your contract on your contract anniversary if you are participating in our e-DocumentsSM Program as of your contract anniversary. Participation in our e-DocumentsSM Program will provide you with documents related to your contract in an electronic format rather than paper format. Examples of these documents include the prospectus, prospectus supplements, and annual and semiannual reports of the underlying funds.

We will pay the electronic document delivery credit from the expense savings that result from the delivery of documents related to the contract in electronic format rather than paper format. We will apply this credit on your contract anniversary proportionally to the funds that you are invested in on that date. If you are not invested in any of the funds when we apply the credit, we will automatically apply the credit to the Oppenheimer Money Fund/VA.

The electronic document delivery credit may be subject to the assessment of a contingent deferred sales charge upon withdrawal or if you elect to receive an annuity payment.

We reserve the right to continue, modify or terminate this credit feature at any time after 2007.

Additional Features

NOTE:  We have prepared the following information on taxes as a general discussion of the subject. It is not intended as tax advice to any individual. You should consult your own tax adviser about your own circumstances. We have included in the Statement of Additional Information an additional discussion regarding taxes.

Annuity Contracts In General

Annuity contracts are a means of setting aside money for future needs – usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

Simply stated, these rules provide that you will not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as tax deferral.

For variable annuity contracts, tax deferral depends on the insurance company, and not you, having control of the assets held in the separate accounts. You can allocate account value from one fund of the separate account to another but cannot direct the investments each fund makes. If you have too much “investor control” of the assets supporting the separate account funds, then you will be taxed on the gain in the contract as it is earned rather than when it is withdrawn.

The Internal Revenue Service (IRS) has provided some recent guidance on investor control by issuing Revenue Rulings 2003-91 and 2003-92, but some issues remain unclear. One unanswered question is whether a contract owner will be deemed to own the assets in the contract if the variable contract offers too large a choice of funds in which to invest account values, and if so, what that number might be.

We do not know if the IRS will issue any further guidance on this question. We do not know if any guidance would have a retroactive effect. Consequently, we reserve the right to modify the contract, as necessary, so that you will not be treated as having investor control of the assets held under the separate account.

Taxes

There are different rules as to how you are taxed depending on how you take the money out and the type of contract – qualified or non-qualified (see following sections).

You, as the owner of a non-qualified annuity, will generally not be taxed on increases in the value of your contract until a distribution occurs – either as a withdrawal or as annuity payments. When you make a withdrawal, you are taxed on the amount of the withdrawal that is earnings. For annuity payments, different rules apply. A portion of each annuity payment is treated as a partial return of your purchase payments and is not taxed. The remaining portion of the annuity payment is treated as ordinary income. How the annuity payment is divided between taxable and non-taxable portions depends upon the period over which the annuity payments are expected to be made. Annuity payments received after you have recovered all of your purchase payments are fully includible in income.

Annuity contracts issued after April 22, 1987 that are transferred for less than full and adequate consideration (including gifts) are subject to tax to the extent of gain in the contract. This does not apply to transfers between spouses or certain transfers incident to a divorce under Section 1041 of the Code.

When a non-qualified contract is owned by a non-natural person (e.g., corporation or certain other entities other than a trust holding the contract as an agent for a natural person), the contract will generally not be treated as an annuity for tax purposes.

On June 7, 2001, President Bush signed into law the “Economic Growth and Tax Relief Reconciliation Act of 2001” (“EGTRRA”). Some of EGTRRA’s provisions include increased contribution limits for tax-qualified retirement plans, catch-up contribution limits for eligible participants and enhanced rollover opportunities. It is important to note that some states do not automatically conform their state income tax codes to reflect changes to the federal income tax code. Consequently, these states will not follow the provisions enacted by EGTRRA until they conform their income tax codes to the federal

Taxes

code. This nonconformity may result in state income tax consequences to participants of qualified retirement arrangements. Accordingly, participants of qualified retirement arrangements are urged to seek the advice of their independent tax counsel to determine whether any adverse state income tax consequences would result from their compliance with EGTRRA’s provisions.

Qualified And Non-Qualified Contracts

If you purchase the contract as an individual and not under any tax-qualified retirement plan, specially sponsored program or an individual retirement annuity, your contract is referred to as a non-qualified contract.

The Code provide that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts.

If you purchase the contract under a tax-qualified retirement plan, specially sponsored program, or an individual retirement annuity (IRA), your contract is referred to as a qualified contract. Examples of tax-qualified plans are: deductible and non-deductible IRAs, Tax Sheltered Annuities (TSAs), and pension and profit-sharing plans, which include 401(k) plans and H.R. 10 Plans.

Withdrawals – Non-Qualified Contracts

The Code generally treats any withdrawals (1) allocable to purchase payments made after August 13, 1982 in an annuity contract entered into prior to August 14, 1982 and (2) from an annuity contract entered into after August 13, 1982, as first coming from earnings and then from your purchase payments. The withdrawn earnings are includible in income.

The Code also provides that any amount received under an annuity contract which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts:

(1)	paid on or after you reach age 59 1/2;

(2)	paid to your beneficiary after you die;

(3)	paid if you become totally disabled (as that term is defined in the Code);

(4)	paid in a series of substantially equal periodic payments made annually (or more frequently) for life or your life expectancy or for the joint lives or joint life expectancies of you and your designated beneficiary;

(5)	paid under an immediate annuity; or

(6)	which come from purchase payments made before August 14, 1982.

Withdrawals – Qualified Contracts

If you have no cost basis for your interest in a qualified contract, the full amount of any distribution is taxable to you as ordinary income. If you do have a cost basis for your interest, a portion of the distribution is taxable, generally based on the ratio of your cost basis to your total contract value. Special tax rules may be available for certain distributions from a qualified contract.

Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from tax-qualified retirement plans, including contracts issued and qualified under Code Sections 401 (Pension and Profit-Sharing Plans), 403 (Tax-Sheltered Annuities), 408 (Individual Retirement Annuities – IRAs), and 408A (Roth IRAs). Exceptions from the penalty tax are as follows:

•	distributions made on or after you reach age 59 1/2;

•	distributions made after your death or disability (as defined in Code Section 72(m)(7));

•	after severance from employment, distributions that are part of a series of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary (in applying this exception to distributions from IRAs, a severance from employment is not required);

Taxes

•	distributions made after severance from employment if you have reached age 55 (not applicable to distributions from IRAs);

•	distributions made to you up to the amount allowable as a deduction to you under Code Section 213 for amounts you paid during the taxable year for medical care;

•	distributions made on account of an IRS levy made on a tax-qualified retirement plan or IRA;

•	distributions made to an alternate payee pursuant to a qualified domestic relations order (not applicable to distributions from IRAs);

•	distributions from an IRA for the purchase of medical insurance (as described in Code Section 213(d)(1)(D)) for you and your spouse and dependents if you received unemployment compensation for at least 12 weeks and have not been re-employed for at least 60 days;

•	distributions from an IRA to the extent they do not exceed your qualified higher education expenses (as defined in Code Section 72(t)(7)) for the taxable year; and

•	distributions from an IRA which are qualified first-time homebuyer distributions (as defined in Code Section 72(t)(8)).

Generally, distributions from a tax-qualified retirement plan must begin no later than April 1st of the calendar year following the later of (a) the year in which you attain age 70 1/2 or (b) the calendar year in which you retire. The date set forth in (b) does not apply to an IRA. Required distributions do not apply to a Roth IRA during your lifetime. Required distributions generally must be over a period not exceeding your life expectancy or the joint lives or joint life expectancies of you and your designated beneficiary. Under the 2002 Final and Temporary Regulations issued under Code Section 401(a)(9), required distributions may be made over joint lives or joint life expectancies if your designated beneficiary is your spouse who is more than 10 years younger than you. If required minimum distributions are not made, a 50% penalty tax is imposed on the amount that should have been distributed.

Non-Resident Aliens

Generally, a pre-death distribution from a contract to a non-resident alien is subject to federal income tax at a rate of 30% of the amount of income that is distributed. A “non-resident alien” is a person who is neither a US citizen nor resident in the US. We are required to withhold this tax and send it to the Internal Revenue Service. Some distributions to non-resident aliens may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must claim the treaty benefit on a Form W8-BEN, providing us with: (1) proof of residency (in accordance with Internal Revenue Service requirements); and (2) an US individual taxpayer identification number. If the non-resident alien does not meet the above conditions, we will withhold 30% of income from the distribution.

Taxes

Other Information

Performance

We may advertise certain performance-related information. This information reflects historical performance and is not intended to indicate or predict the future performance.

Standardized Total Returns

We will show standardized average annual total returns for sub-accounts that have been in existence for more than one year. These returns assume you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period and that you selected the Annual Ratchet Death Benefit and Guaranteed Minimum Income Benefit feature. Total return percentages include all fund level expenses, total separate account expenses and all contract level charges. The returns do not include premium taxes, if any. If premium taxes were included, returns would be less than those shown.

If a sub-account has been in existence for less than one year, we will show the aggregate total return. This assumes you made a single $1,000 payment at the beginning of the period and withdrew the entire amount at the end of the period. The return reflects the change in unit value and a deduction of the contingent deferred sales charge.

Nonstandard Total Returns

We will also show total returns based on historical performance of the sub-accounts and underlying funds. We may assume the contracts were in existence prior to their inception date, which they were not. The returns assume that you selected the Basic Death Benefit and did not select any additional features. Total return percentages include all fund level expenses, total separate account expenses and all contract level charges. The returns do not include premium taxes, if any. If premium taxes were included, returns would be less than those shown. The returns would be lower if additional features were elected.

We may also calculate total return percentages which include all fund expenses and total separate account expenses. The total return percentages will not include the contingent deferred sales charge, annual contract maintenance charge, or premium taxes, if any. If these charges were included, returns would be less than those shown. The returns would be lower if additional features were elected.

Total Returns compare the value of an accumulation unit at the beginning of a period with the value of an accumulation unit at the end of the period.

Average Annual Total Returns measure performance over a period of time greater than one year. Average annual total returns compare values over a given period of time and express the percentage as an average annual rate.

Yield and Effective Yield

We may also show yield and effective yield for the Oppenheimer Money Fund/VA over a seven-day period, which we then “annualize”. This means that when we calculate yield, we assume that the amount of money the investment earns for the week is earned each week over a 52-week period. We show this as a percentage of the investment. We calculate the effective yield similarly, but when we annualize the amount, we assume the income earned is re-invested. Therefore, the effective yield may be slightly higher than the yield because of the compounding effect.

Related Performance

Some of the funds available to you are similar to mutual funds offered in the retail marketplace.

These funds generally have the same investment objectives, policies and portfolio managers as the retail mutual funds and usually were formed after the retail mutual funds. While these funds generally have identical investment objectives, policies and portfolio managers, they are separate and distinct from retail mutual funds. In fact, performance of these funds may be dramatically different from the performance of the retail mutual funds. This is due to differences in the funds’ sizes, dates shares of stocks are purchased and sold, cash flows and expenses. You should remember that retail mutual fund performance is not the performance of the funds available in this contract and is not an indication of future performance of these funds.

Other Information

Distribution

MML Distributors, LLC (“MML Distributors”) is the principal underwriter of the contract. MML Distributors is a limited liability corporation. MML Distributors is a broker-dealer registered with the Securities and Exchange Commission and is a member of the National Association of Securities Dealers, Inc. MML Distributors is an indirect wholly owned subsidiary of Massachusetts Mutual Life Insurance Company. Pursuant to the Underwriting and Servicing Agreement, MML Distributors will receive compensation for its activities as underwriter for the Separate Account. Commissions will be paid through MML Distributors to agents and selling brokers for selling the contract.

From time to time, MML Distributors may enter into special arrangements with certain broker-dealers and we may enter into special arrangements with registered representatives of MML Investors Services, Inc. These special arrangements may provide for the payment of higher compensation to such broker-dealers and registered representatives for selling the contract.

Special Arrangement

For certain group or sponsored arrangements there may be expense savings that could be passed on to the customer because our cost for sales, administration, and mortality generally vary with the size of the customer. We will consider factors such as the size of the group, the nature of the sale, the expected purchase payment volume, and other factors we consider significant in determining whether to reduce charges. Subject to applicable state laws and regulations, we reserve the right to reduce the mortality and expense risk charge, the administrative charge, the annual contract maintenance charge or any other charge that is appropriate to reflect any expense savings. We will make any reductions according to our rules in effect when an application for a contract is approved. We may change these rules from time to time. Any reduction in charges will reflect differences in costs or services, and will not be unfairly discriminatory.

We reserve the right to modify or terminate this arrangement.

Electronic Transmission Of Application Information

Upon agreement with a limited number of broker-dealers, we will accept electronic data transmissions of application information. Our Annuity Service Center will accept this information at the time the initial purchase payment is transmitted by wire. We will not allow you to exercise any ownership rights in the contract until you have signed and returned to us one of the following: an application, a delivery receipt, or what we consider to be their equivalent. Please contact your registered representative for more information.

Assignment

You can assign the contract at any time during your lifetime. We will not be bound by the assignment until we receive written notice of the assignment. We will not be liable for any payment or other action we take in accordance with the contract before we receive notice of the assignment. You may be subject to tax consequences if you assign your contract.

If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract. If you assign your contract, your rights may only be exercised with the consent of the assignee of record. We require consent of any irrevocable beneficiary before we assign proceeds.

Replacement of Life Insurance or Annuities

A “replacement” occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financial purchase. A “financial purchase” occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

Other Information

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

Suitability

According to federal securities law, a registered representative is required to recommend a security only when he/she believes that the security is suitable for the customer. The registered representative must have reasonable grounds for believing that the recommendation is suitable for such customer based upon the facts disclosed by the customer as to his/her other security holdings and his/her financial situation and needs.

Please note that we and our affiliates offer a variety of annuity contracts. Each contract is designed to satisfy a customer’s need for a long-term retirement product. Please ask your registered representative for more information about the annuity contracts we issue to determine if one of them is a suitable investment for you based upon your needs and financial situation.

Voting Rights

We are the legal owner of the fund shares. However, when a fund solicits proxies in conjunction with a vote of shareholders, it is required to obtain from you and other owners, instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares, for which we have not received voting instructions, in proportion to those instructions. This will also include any shares that we own on our own behalf. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

During the accumulation phase of your contract and while the annuitant is living, we determine the number of shares you may vote by dividing your contract value in each fund, if any, by $100. Fractional shares are counted. During the income phase or after the annuitant dies, we determine the number of shares you may vote based on our liability for future variable monthly annuity payments.

Reservation Of Rights

We reserve the right to:

•	substitute another fund for one of the funds you selected and

•	add or eliminate sub-accounts.

If we exercise any of these rights, we will receive prior approval from the Securities and Exchange Commission, if necessary. We will also give you notice of our intent to exercise any of these rights.

Suspension Of Payments Or Transfers

We may be required to suspend or postpone payments for withdrawals or transfers from the funds for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings); or

•	trading on the New York Stock Exchange is restricted;

•	an emergency exists as a result of which disposal of shares of the funds is not reasonably practicable or we cannot reasonably value the shares of the funds;

•	during any other period when the Securities and Exchange Commission, by order, so permits for your protection.

We reserve the right to defer payment for a withdrawal from The Fixed Account for the period permitted by law but not for more than six months.

Legal Proceedings

We are involved in litigation arising in and out of the normal course of business, including class action and purported class action suits, which seek both compensatory and punitive damages. While we are not aware of any actions or allegations that should reasonably give rise to any material adverse impact, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management, after consultation with legal counsel, that the ultimate resolution of these matters will not materially impact our financial position, results of operations, or liquidity.

Other Information

Financial Statements

We have included our company statutory financial statements in the Statement of Additional Information.

Other Information

Additional Information

For further information about the contract, you may obtain a Statement of Additional Information. You can call the telephone number indicated on the cover page or you can write to us. For your convenience we have included a form for that purpose.

The Table of Contents of this statement is as follows:

1.	Company

2.	Custodian

3.	Assignment of Contract

4.	Distribution

5.	Purchase of Securities Being Offered

6.	Accumulation Units and Unit Value

7.	Transfers During the Income Phase

8.	Payment of Death Benefit

9.	Annuity Payments

10.	Federal Tax Matters

11.	Experts

12.	Financial Statements

Additional Information

To:	MassMutual Financial Group

Annuity Service Center HUB

P.O. Box 9067

Springfield, MA 01102-9067

Please send me a Statement of Additional Information for MassMutual Evolution.

Name

Address

City	State	Zip

Telephone